As filed with the Securities and Exchange Commission on April 1, 1998
Registration No. 2-58774
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT

                                            UNDER THE SECURITIES ACT OF 1933



       Pre-Effective Amendment No.               [ ]



       Post-Effective Amendment No.             [ ]


Fidelity Court Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)
Registrant's Telephone Number  (617) 563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.
It is proposed that this filing will become effective on May 1, 1998 pursuant to Rule 488.

Spartan Municipal Income Fund
CONTENTS OF REGISTRATION STATEMENT
This Registration Statement contains the following papers and documents:

Facing Page
Contents of Registration Statement
Cross Reference Sheet
Solicitation Letter to Shareholders
Forms of Proxy Card
Notice of Special Meeting
Part A - Proxy Statement and Prospectus
Part B- Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits
Fidelity Court Street Trust:
Spartan Municipal Income Fund
FORM N-14 CROSS REFERENCE SHEET
PART A

Form N-14 Item Number and Caption                    Prospectus/Proxy Statement Caption

1. Beginning of Registration Statement and Out-      Cover Page
 side Front Cover Page of Prospectus



2. Beginning and Outside Back Cover Page of Pro-        Table of Contents
 spectus



3. Fee Table, Synopsis Information and Risk Factors     Synopsis; Comparison of Other Policies of the Funds;
                                                        Comparison of Principal Risk Factors; The Proposed
                                                        Transaction

4. Information About the Transactions                   Synopsis; The Proposed Transaction;

                                                        Prospectus of Spartan Municipal Income Fund dated
5. Information About the Registrant                     March 19, 1998.
                                                        Synopsis; Comparison of Other Policies of the Funds;
                                                        Comparison of Principal Risk Factors; Miscellaneous;
                                                        Additional Information About Spartan Municipal
                                                        Income Fund; Prospectus of Spartan Municipal
                                                        Income Fund dated March 19, 1998; Attachment I.

6. Information About the Company Being Acquired         Cover Page; Synopsis; Comparison of Other Policies
                                                        of the Funds; Comparison of Principal Risk Factors;
                                                        Miscellaneous; Prospectus of Spartan Aggressive
                                                        Municipal Fund and Spartan Insured Municipal
                                                        Income Fund dated February 26, 1998.

7. Voting Information                                   Voting Information

8. Interest of Certain Persons and Experts              Not applicable

9. Additional Information Required for Reoffering       Not applicable
 by Persons Deemed to be Underwriters


PART B
Item Number and Caption   Statement of Additional Information Caption


10. Cover Page                                        Cover Page

11. Table of Contents                                 Table of Contents

12. Additional Information About the Registrant       Prospectus and Statement of Additional
                                                      Information of Spartan Municipal Income
                                                      Fund dated March 19, 1998.

13. Additional Information About the Company Be-      Not applicable
 ing Acquired

14. Financial Statements                              Financial Statements included in the Annual
                                                      Report of Spartan Aggressive Municipal Fund
                                                      and Spartan Insured Municipal Income Fund
                                                      for the Fiscal Year Ended December 31, 1997;
                                                      Financial Statements included in the Annual
                                                      Report of Spartan Municipal Income Fund for
                                                      the Fiscal Year Ended November 30, 1997.
                                                      Pro-Forma Financial Statements for the Fiscal
                                                      Year Ended November 30, 1997.


Part C                                                Information required to be included in Part C
                                                      is set forth under the appropriate item so
                                                      numbered in Part C of this Registration
                                                      Statement.


IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
Dear Shareholder:
I am writing to ask you for your vote on important proposals to merge Spartan Aggressive Municipal Fund (SPARTAN AGGRESSIVE) and Spartan Insured Municipal Income Fund (SPARTAN INSURED) into Spartan Municipal Income Fund (SPARTAN MUNICIPAL). A shareholder meeting is scheduled for July 15, 1998. Votes received in time to be counted at the meeting will decide whether the mergers take place. This package contains information about the proposals and includes all the materials you will need to vote by mail.
Each fund's Board of Trustees has reviewed the proposed mergers and has recommended that the proposed mergers be presented to shareholders. Each fund votes separately on the applicable merger proposal.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed mergers are in shareholders' best interest. However, the final decision is up to you.
The proposed mergers would give shareholders of Spartan Aggressive and Spartan Insured the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through December 31, 2000. We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of the proposed mergers. Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (May 18, 1998). Your vote is extremely important, no matter how large or small your holdings may be.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.
Sincerely,
[signature]
Edward C. Johnson 3d
President
Important information to help you understand and vote on the proposals Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
SPARTAN AGGRESSIVE MUNICIPAL FUND
(solid bullet) To approve a merger of Spartan Aggressive Municipal Fund into Spartan Municipal Income Fund. (Proposal 1)
SPARTAN INSURED MUNICIPAL INCOME FUND
(solid bullet) To approve a merger of Spartan Insured Municipal Income Fund into Spartan Municipal Income Fund. (Proposal 2)
Each fund votes separately on the merger proposals. It will not be necessary for both proposals to be approved for either one of them to take place.
WHAT IS THE REASON FOR AND ADVANTAGES OF THESE MERGERS?
The proposed mergers are part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. Combining the funds will allow Fidelity to concentrate on a single, general municipal bond fund for investors. Shareholders would also benefit from the more efficient product line through lower expenses, guaranteed through December 31, 2000.
DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
All three funds are municipal bond funds that seek high current income free from federal income tax by primarily investing in investment-grade municipal securities. The funds differ primarily in their investment policies regarding debt quality and level of holdings in insured bonds.
SPARTAN AGGRESSIVE and Spartan Municipal have identical investment objectives. Spartan Aggressive differs from Spartan Municipal with respect to its debt quality policy.
SPARTAN INSURED and Spartan Municipal have similar investment objectives. In addition to high current income free from federal income tax, Spartan Insured also seeks preservation of capital and differs from Spartan Municipal with respect to its debt quality policy and its required level of investment in insured bonds. Spartan Insured is required to invest at least 65% of its total assets in insured municipal bonds. Spartan Municipal does not have a required level of investment in insured municipal bonds.
WHY SHOULD I VOTE TO GIVE UP THE "INSURANCE" OF SPARTAN INSURED?
There are several reasons why the Board of Trustees is proposing to merge Spartan Insured with Spartan Municipal:
(solid bullet) Spartan Municipal is a high quality portfolio that also has significant holdings in insured municipal bonds.
(solid bullet) Spartan Insured does not guarantee the safety of your investments. In general, "insured" funds are required to hold at least 65% of total assets in securities with bond insurance. Bond insurance is not protection against market loss. Bond insurance insures the timely payment of principal and interest.
(solid bullet) Spartan Municipal is a large, broadly diversified fund that can participate in the entire municipal market, not just the smaller, insured segment.
(solid bullet) Lower expense ratio (53 bp) guaranteed by Fidelity through December 31, 2000.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
George Fisher currently manages all three funds and is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES AND FEES OF THE FUNDS COMPARE?
Each of the three funds has the same contractual structure with respect to fund expenses. Fidelity Management & Research Company
(FMR) has voluntarily agreed to reimburse Spartan Insured to the extent that total operating expenses exceed 0.55% of average net assets. FMR has voluntarily agreed to reimburse Spartan Aggressive and Spartan Municipal to the extent that total operating expenses exceed 0.53% of average net assets through December 31, 1999.
If either or both of the Reorganizations are approved, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 2000. After that date, the combined fund's expenses could increase or decrease.
WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGERS ARE
COMPLETE?
If shareholders of Spartan Aggressive and Spartan Insured approve the merger of their fund into Spartan Municipal, the combined fund's name will remain Spartan Municipal Income Fund.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGERS?
Typically, the merger of mutual funds is not a federally taxable event to shareholders of any of the funds.
WHAT WILL BE THE SIZE OF SPARTAN MUNICIPAL AFTER THE MERGERS AND HOW HAS THE FUND PERFORMED?
If both proposals pass, the combined fund will have over $3.5 billion in assets.
The table below shows average annual total returns for both Spartan Municipal Income Fund and its Lipper peer group over the last 1, 3, and 5 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1997

                                           1 YEAR   3 YEARS   5 YEARS

Spartan Municipal Income Fund              9.23%    10.02%    6.87%

Lipper Int. Municipal Debt Funds Average   7.16%    7.99%     6.13%

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF SPARTAN MUNICIPAL THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of each merger, shareholders will receive the number of full and fractional shares of Spartan Municipal that is equal in value to the aggregate net asset value of their shares on that date. The anticipated closing dates are August 20, 1998 for Spartan Aggressive, and August 27, 1998 for Spartan Insured.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (July 15, 1998), the meeting may be adjourned to permit further solicitation of proxy votes.
WHAT HAPPENS IF THE PROPOSAL FOR MY FUND IS NOT APPROVED?
If the proposal to merge your fund is not approved by shareholders, the Board may consider other options, including a proposal to liquidate the fund.
HAVE EITHER FUNDS' BOARD OF TRUSTEES APPROVED THE PROPOSALS?
Yes. The Board of Trustees of each fund has unanimously approved all of the proposals and recommends that you vote to approve each one.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is May 18, 1998.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.
Average annual total returns for the period ended 12/31/97 are historical and include changes in share price, reinvestment of dividends and capital gains. Share price and return will vary.
Lipper Analytical Services, Inc. is a nationally recognized organization that provides performance information for mutual funds. Each fund is classified within a universe of funds similar in investment objective. Peer group averages include the reinvestment of dividends and capital gains, if any, and exclude sales charges. Fidelity Distributors Corporation, General Distribution Agent for Fidelity Mutual Funds. 100 Summer Street, Boston, MA 02110.
Brokerage services provided by Fidelity Brokerage Services, Inc. Member NYSE, SIPC.
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
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-------------------------
FIDELITY MUNICIPAL TRUST: SPARTAN(registered trademark) AGGRESSIVE
MUNICIPAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust: Spartan Aggressive Municipal Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1998 at 10:30 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date
         , 1998




      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
     cusip # 316201201/fund# 012

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
---------------------------------------------------------------------
-------------------------
_____________________________________________________________________
________________________

1.   To approve an Agreement and Plan of Reorganization        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan Aggressive Municipal Fund and
     Fidelity Court Street Trust: Spartan Municipal
     Income Fund, providing for the transfer of all of the
     assets of Spartan Aggressive Municipal Fund to
     Spartan Municipal Income Fund in exchange solely
     for shares of beneficial interest in Spartan Municipal
     Income Fund and the assumption by Spartan
     Municipal Income Fund of Spartan Aggressive
     Municipal Fund's liabilities, followed by the
     distribution of Spartan Municipal Income Fund
     shares to shareholders of Spartan Aggressive
     Municipal Fund in liquidation of Spartan Aggressive
     Municipal Fund.


FAT-PXC-0598    cusip # 316201201/fund# 012
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
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-------------------------
FIDELITY MUNICIPAL TRUST: SPARTAN(registered trademark) INSURED MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust: Spartan Insured Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1998 at 10:30 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date
    , 1998




      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316201300/fund# 013

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
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-------------------------
_____________________________________________________________________
________________________

1.   To approve an Agreement and Plan of Reorganization        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan Insured Municipal Income Fund
     and Fidelity Court Street Trust: Spartan Municipal
     Income Fund, providing for the transfer of all of the
     assets of Spartan Insured Municipal Income Fund to
     Spartan Municipal Income Fund in exchange solely
     for shares of beneficial interest in Spartan Municipal
     Income Fund and the assumption by Spartan
     Municipal Income Fund of Spartan Insured
     Municipal Income Fund's liabilities, followed by the
     distribution of Spartan Municipal Income Fund
     shares to shareholders of Spartan Insured Municipal
     Income Fund in liquidation of Spartan Insured
     Municipal Income Fund.


ITP-PXC-0598    cusip # 316201300/fund# 013

SPARTAN(registered trademark) AGGRESSIVE MUNICIPAL FUND
SPARTAN(registered trademark) INSURED MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund (the funds) will be held at the office of Fidelity Municipal Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on July 15, 1998, at 10:30 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either one of them to take place.
 (1) To approve an Agreement and Plan of Reorganization between Spartan Aggressive Municipal Fund and Fidelity Court Street Trust:
Spartan Municipal Income Fund, providing for the transfer of all of the assets of Spartan Aggressive Municipal Fund to Spartan Municipal Income Fund in exchange solely for shares of beneficial interest in Spartan Municipal Income Fund and the assumption by Spartan Municipal Income Fund of Spartan Aggressive Municipal Fund's liabilities, followed by the distribution of Spartan Municipal Income Fund shares to shareholders of Spartan Aggressive Municipal Fund in liquidation of Spartan Aggressive Municipal Fund.
 (2) To approve an Agreement and Plan of Reorganization between Spartan Insured Municipal Income Fund and Fidelity Court Street Trust:
Spartan Municipal Income Fund, providing for the transfer of all of the assets of Spartan Insured Municipal Income Fund to Spartan Municipal Income Fund in exchange solely for shares of beneficial interest in Spartan Municipal Income Fund and the assumption by Spartan Municipal Income Fund of Spartan Insured Municipal Income Fund's liabilities, followed by the distribution of Spartan Municipal Income Fund shares to shareholders of Spartan Insured Municipal Income Fund in liquidation of Spartan Insured Municipal Income Fund.
 The Board of Trustees has fixed the close of business on May 18, 1998 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.


By order of the Board of Trustees,
Eric D. Roiter, Secretary

May 18, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins, Trustee

 2)     ABC Trust                       Ann B. Collins, Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins, Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


SPARTAN(registered trademark) AGGRESSIVE MUNICIPAL FUND SPARTAN(registered trademark) INSURED MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
MAY 18, 1998
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Aggressive Municipal Fund (Spartan Aggressive) and Spartan Insured Municipal Income Fund (Spartan Insured) (the funds), funds of Fidelity Municipal Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Aggressive and Spartan Insured and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, July 15, 1998 at 10:30 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on the proposed reorganizations (Reorganizations). Pursuant to each Agreement and Plan of Reorganization (the Agreements), Spartan Aggressive and Spartan Insured would transfer all of its assets to Fidelity Court Street Trust: Spartan Municipal Income Fund (Spartan Municipal) in exchange solely for shares of beneficial interest in Spartan Municipal and the assumption by Spartan Municipal of Spartan Aggressive's and Spartan Insured's liabilities, respectively. The number of shares to be issued in each proposed Reorganization will be based upon the relative net asset values of Spartan Aggressive to Spartan Municipal and Spartan Insured to Spartan Municipal at the time of the exchange. As provided in the Agreements, Spartan Aggressive and Spartan Insured will each distribute shares of Spartan Municipal to its shareholders in liquidation of Spartan Aggressive and Spartan Insured on August 20, 1998 and August 27, 1998, respectively, or such other dates as the parties may agree (the Closing Date). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either one of them to take place.
  Spartan Municipal, a municipal bond fund, is a diversified fund of Fidelity Court Street Trust, an open-end management investment company organized as a


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Massachusetts business trust on April 21, 1977. Spartan Municipal's investment objective is to seek high current income exempt from federal income tax. Spartan Municipal seeks to achieve its investment objective by normally investing in investment-grade municipal securities.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and Spartan Municipal that a shareholder should know before voting on the proposed Reorganizations. The Statement of Additional Information dated May 18, 1998 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus dated March 19, 1998, which offers shares of Spartan Municipal. The Statement of Additional Information for Spartan Municipal dated March 19, 1998 is available upon request. Attachment 1 contains excerpts from the Annual Report of Spartan Municipal dated November 30, 1997. The Prospectus and Statement of Additional Information for Spartan Municipal have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Aggressive and Spartan Insured, each dated February 26, 1998, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or Fidelity Court Street Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS
Voting Information 9
Synopsis 11
Comparison of Other Policies of The Three Funds
Comparison of Principal Risk Factors
The Proposed Transactions
Additional Information About Spartan Municipal Income Fund
Miscellaneous
Attachment 1. Excerpts from Annual Report of Spartan Municipal Income
Fund Dated November 30, 1997   35
Attachment 2. Annual Fund Operating Expenses and Examples of Fund Expenses for Certain Reorganizations 42
Exhibit 1. Form of Agreement and Plan of Reorganization
between Spartan Aggressive Municipal Fund and Spartan Municipal
Income Fund 44
Exhibit 2. Form of Agreement and Plan of Reorganization
between Spartan Insured Municipal Income Fund and Spartan Municipal
    Income Fund  57
PROXY STATEMENT AND PROSPECTUS
       SPECIAL MEETING OF SHAREHOLDERS OF
         SPARTAN AGGRESSIVE MUNICIPAL FUND
          SPARTAN INSURED MUNICIPAL INCOME FUND
         FUNDS OF
FIDELITY MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

TO BE HELD ON JULY 15, 1998
_________________________________
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Aggressive Municipal Fund (Spartan Aggressive) and Spartan Insured Municipal Income Fund (Spartan Insured) (the funds) and at any adjournments thereof (the Meeting), to be held on Wednesday, July 15, 1998 at 10:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 18, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of Spartan Aggressive and Spartan Insured at an anticipated cost of approximately $4,000 and $3,000, respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by each fund, provided the expenses do not exceed Spartan Aggressive's expense cap of 0.53% and Spartan Insured's expense cap of 0.55%. Expenses exceeding each fund's expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Spartan Aggressive and Spartan Insured at an anticipated cost of approximately $6,000 and $4,000, respectively. The expenses in connection with telephone voting will be paid by each fund, provided the expenses do not exceed Spartan Aggressive's expense cap of 0.53% and Spartan Insured's expense cap of 0.55%. Expenses exceeding each fund's expense cap will be paid by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On January 31, 1998, there were 81,446,731.916, 27,172,904.408 and
186,117,793.477 shares issued and outstanding for Spartan Aggressive, Spartan Insured, and Spartan Municipal, respectively. Shareholders of Spartan Aggressive and Spartan Insured of record at the close of business on May 18, 1998 will be entitled to vote at the Meeting with respect to the Reorganization involving that fund. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date. It will not be necessary for both Reorganizations to be approved for either one of them to take place.
 As of January 31, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
 As of January 31, 1998, the following owned of record 5% or more of a fund's outstanding shares:
SPARTAN AGGRESSIVE: National Financial Services Corporation, Boston,
MA (13.75%).
SPARTAN INSURED: National Financial Services Corporation, Boston, MA
(14.96%).
 To the knowledge of Fidelity Municipal Trust and Fidelity Court Street Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. If both Reorganizations became effective on January 31, 1998, National Financial Services Corporation would have owned of record 5.01% of the outstanding shares of the combined fund. If the Spartan Aggressive Reorganization became effective on January 31, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganization. If the Spartan Insured Reorganization became effective on January 31, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.
VOTE REQUIRED: APPROVAL OF EACH REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE SPECIFIC FUND INVOLVED IN THAT REORGANIZATION. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of Spartan Aggressive, Spartan Insured, and Spartan Municipal, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Spartan Municipal carefully for more complete information.
 The proposed reorganizations (the Reorganizations) would merge Spartan Aggressive and Spartan Insured into Spartan Municipal, a municipal bond fund also managed by FMR. If the Reorganizations are approved, Spartan Aggressive and Spartan Insured will cease to exist and current shareholders of each fund will become shareholders of Spartan Municipal instead. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either one of them to take place.
 Spartan Aggressive, Spartan Insured, and Spartan Municipal seek high current income exempt from federal income tax by investing primarily in investment-grade municipal securities. They each currently have the same portfolio manager. The funds differ primarily in their investment policies regarding debt quality and level of holdings in insured bonds. Spartan Insured has an expense cap of 0.55% of average net assets. Spartan Aggressive and Spartan Municipal have an expense cap of 0.53% of average net assets through December 31, 1999.
 The proposed mergers are part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. Combining the funds will allow Fidelity to concentrate on a single general municipal bond fund for investors and maintain lower operating costs as well. SUMMARY OF INVESTMENT OBJECTIVES AND POLICIES
 Set forth below is a summary of the principal differences in the investment objectives and policies between each fund and Spartan Municipal.
 Spartan Aggressive and Spartan Municipal have identical investment objectives in that they both seek high current income exempt from federal income tax. Spartan Aggressive differs from Spartan Municipal with respect to its debt quality policy. Spartan Aggressive may invest up to 35% of its assets in below investment-grade securities. Spartan Municipal may invest only up to 5% of its assets in below investment-grade securities. As of December 31, 1997, 3.3% of Spartan Aggressive's assets were in below investment-grade securities. As of the same date, Spartan Municipal had less than 0.1% of its assets in below investment-grade securities.
 Spartan Insured and Spartan Municipal have similar investment objectives in that they both seek high current income exempt from federal income tax. Spartan Insured differs from Spartan Municipal with respect to its debt quality policy and its required level of investment in insured bonds. Spartan Insured invests only in investment-grade securities while Spartan Municipal may invest up to 5% of its assets in below investment-grade securities. As of December 31, 1997, Spartan Municipal had less than 0.1% of its assets in below investment-grade securities. Spartan Insured is required to invest at least 65% of its total assets in insured municipal bonds. Spartan Municipal has no required level of investment in insured bonds. As of December 31, 1997, 81.6% and 40.4% of Spartan Insured's and Spartan Municipal's assets, respectively, were in insured bonds.
EXPENSE STRUCTURES
 Each of the three funds has the same contractual structure with respect to fund expenses. Each fund pays its management fee and other expenses separately. FMR has voluntarily agreed to reimburse Spartan Insured to the extent that total operating expenses exceed 0.55% of average net assets. As a result of prior mergers, FMR has agreed to limit Spartan Aggressive's and Spartan Municipal's total operating expenses to 0.53% of average net assets through December 31, 1999. If either of the Reorganizations is approved, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 2000 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.
 In sum, the Spartan Aggressive Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with a comparable investment portfolio, similar historical investment performance, and a one-year extension of its current 0.53% expense cap.
 The Spartan Insured Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with a similar historical investment performance and expenses guaranteed to be lower than Spartan Insured's current expense cap for a period of more than two years.
 The Boards of Trustees believe that the Reorganizations would benefit Spartan Aggressive's and Spartan Insured's shareholders and recommend that shareholders vote in favor of the Reorganizations.
THE PROPOSED REORGANIZATIONS
 Shareholders of Spartan Aggressive and Spartan Insured will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement applicable to each fund, which provide for the acquisition by Spartan Municipal of all of the assets of Spartan Aggressive and Spartan Insured in exchange solely for shares of Spartan Municipal and the assumption by Spartan Municipal of the liabilities of Spartan Aggressive and Spartan Insured, respectively. Spartan Aggressive and Spartan Insured will each then distribute the shares of Spartan Municipal to their respective shareholders, so that each shareholder will receive the number of full and fractional shares of Spartan Municipal equal in value to the aggregate net asset value of the shareholder's shares of Spartan Aggressive or Spartan Insured on the Closing Date (defined below). The exchange of Spartan Aggressive's and Spartan Insured's assets for Spartan Municipal's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on August 20, 1998 and August 27, 1998, respectively, or such other time and date as the parties may agree (the Closing Date). Spartan Aggressive and Spartan Insured will then be liquidated as soon as practicable thereafter. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either one of them to take place.
 The funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganizations will not result in any gain or loss for Federal income tax purposes either to Spartan Aggressive, Spartan Insured, or Spartan Municipal or to the shareholders of any fund. The rights and privileges of the former shareholders of Spartan Aggressive and Spartan Insured will be effectively unchanged by the Reorganizations.
COMPARATIVE FEE TABLES
 Spartan Aggressive, Spartan Insured, and Spartan Municipal each pay a management fee to FMR for managing their investments and business affairs which is calculated and paid to FMR every month.
 Each fund pays management fees and other expenses separately. Each fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by each fund's monthly average net assets, and dividing by twelve. The group fee rate is based on the average net assets of all mutual funds advised by FMR. In addition to the management fee payable by the funds, each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended December 31, 1997, Spartan Aggressive's and Spartan Insured's total management fee rate and total operating expenses were 0.40% and 0.56%, and 0.39% and 0.57%, respectively. For the 12 months ended November 30, 1997, Spartan Municipal's total management fee rate and total operating expenses were 0.39% and 0.55%, respectively. Effective April 1, 1997, FMR has voluntarily agreed to limit the total operating expenses of Spartan Insured to 0.55% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). As a result of prior mergers, effective August 1, 1997 and October 24, 1997, FMR has agreed to limit the total operating expenses of Spartan Aggressive and Spartan Municipal, respectively, to 0.53% of average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses).
 Fidelity reserves the right to deduct an annual maintenance fee of $12.00 from accounts in each fund with a value of less than $2,500.
 If either or both of the Reorganizations are approved, the combined fund will retain Spartan Municipal's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.53% of its average net assets through December 31, 2000 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would result in a one-year extension of Spartan Aggressive's current expense cap as well as a 0.02% lower total operating expense ratio for Spartan Insured's shareholders beginning on the first business day after the Closing Date of each Reorganization. After December 31, 2000, the combined fund's expenses could increase. If either of the proposed Reorganizations are not approved, the fund not approving the Reorganization will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.
 The following tables show the fees and expenses of Spartan Aggressive, Spartan Insured, and Spartan Municipal for the 12 months ended November 30, 1997, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganizations, including the effect of FMR's guaranteed expense limitation of 0.53% of average net assets through December 31, 2000 (excluding interest, taxes, brokerage commissions and extraordinary expenses).
ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. Attachment 2 provides expense information for the combined fund if either one of the Reorganizations is not approved.






IF BOTH REORGANIZATIONS ARE APPROVED:

                                                                    Pro Forma
                                                                    Expenses
                            Spartan       Spartan      Spartan      Combined
                          AggressiveA   InsuredB       MunicipalC   FundD

Management fees           0.35%         0.35%          0.37%        0.37%
(after reimbursement)

Other Expenses            0.18%         0.20%          0.16%        0.16%

Total Fund Operating      0.53%         0.55%          0.53%        0.53%
Expenses (after
reimbursement)

A Effective August 1, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.40%, 0.18%, and 0.58%, respectively.
B Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.20%, and 0.59%, respectively.
C Effective October 24, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.16%, and 0.55%, respectively.
D FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively. EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. Attachment 2 provides examples of the effect of fund expenses for the combined fund if either one of the Reorganizations is not approved.




IF BOTH REORGANIZATIONS ARE APPROVED:
                     After 1    After 3    After 5    After 10
                     Year       Years      Years      Years

Spartan Aggressive   $5         $17        $30        $66

Spartan Insured      $6         $18        $31        $69

Spartan Municipal    $5         $17        $30        $66

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.
COMBINED CAPITALIZATION
 The following table shows the capitalization of the funds as of November 30, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to both Reorganizations.
                      Net Assets        Net Asset   Shares
                                        Value       Outstanding
                                        Per Share

Spartan Aggressive     $947,992,010      $11.71      80,930,843

Spartan Insured        $326,640,772      $12.25      26,666,412

Spartan Municipal      $2,319,826,504    $12.61      183,940,016

Pro Forma Combined     $3,594,458,286    $12.61      285,021,125
Fund

FORMS OF ORGANIZATION
 Spartan Aggressive and Spartan Insured are diversified funds of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984. Spartan Municipal is a diversified fund of Fidelity Court Street Trust, an open-end management investment company organized as a Massachusetts business trust on April 21, 1977. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of Spartan Aggressive and Spartan Insured under state law and the governing documents are expected to remain unchanged after the Reorganizations. For more information regarding shareholder rights, refer to the section of the Funds' Statements of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The funds have similar investment objectives and policies in that all seek high current income exempt from federal income tax by investing primarily in investment-grade municipal securities. As a matter of fundamental policy, Spartan Insured seeks this objective in a manner consistent with the preservation of capital. Spartan Aggressive and Spartan Insured, as a matter of fundamental policy, each will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal tax. As a matter of fundamental policy, Spartan Municipal will normally invest so that at least 80% of its income is exempt from federal income tax. Each fund may invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax (AMT).
 The following table summarizes the funds' investment policies and characteristics.

             Benchma       Average    Average    Required     Insured    Debt      % of Below
             rk    Index   Maturity   Maturity   Holdings     Holdings   Quality   Investment-
                           Policy     as of      in Insured   as of                Grade
                                      12/31/97   Bonds        12/31/97             Holdings as
                                                                                   of
                                                                                   12/31/97

Spartan      Muni.         none       13.9       none          36.3%     35%         3.3%
Aggressiv    Bond                     years                              below
e            Index                                                       inv.
                                                                         grade

Spartan      Ins.          none       13.3       65% of        81.6%     only        0.0%
Insured      Muni.                    years      assets                  inv.
             Bond                                                        grade
             Index

Spartan      Muni.         none       12.5       none          40.4%     5%         <0.1%
Municipal    Bond                     years                              below
             Index                                                       inv.
                                                                         grade


SPARTAN AGGRESSIVE
 Although Spartan Aggressive and Spartan Municipal can invest in securities of any maturity, FMR seeks to manage the funds to have similar overall interest rate risk to the Lehman Brothers Municipal Bond Index, a benchmark of investment-grade municipal bonds with maturities of one year or more. As of December 31, 1997, the dollar-weighted average maturity of the Lehman Brothers Municipal Bond Index, Spartan Aggressive, and Spartan Municipal was approximately
14.0 years, 13.9 years, and 12.6 years, respectively. Spartan Aggressive and Spartan Municipal do not have required levels for investments in insured bonds. However, as of December 31, 1997, the percentage of assets of Spartan Aggressive and Spartan Municipal invested in insured bonds was 36.3% and 40.4%, respectively.
  Spartan Aggressive and Spartan Municipal normally invest in investment-grade securities, but reserve the right to invest up to 35% and 5%, respectively, of their assets in below investment-grade securities. As of December 31, 1997, 3.3% of Spartan Aggressive's assets were invested in below investment-grade securities, and less than 0.1% of Spartan Municipal's assets were invested in below investment-grade securities. Each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the AMT. As of December 31, 1997, 13.04% of Spartan Aggressive's and 16.54% of Spartan Municipal's income dividends were subject to the AMT.
SPARTAN INSURED
 Although Spartan Insured and Spartan Municipal can invest in securities of any maturity, FMR seeks to manage the funds to have similar overall interest rate risk to the Lehman Brothers Insured Municipal Bond Index and the Lehman Brothers Municipal Bond Index, respectively. The Lehman Brothers Insured Municipal Bond Index is a benchmark of municipal bonds that are backed by insurers with Aaa/AAA ratings and have maturities of one year or more. The Lehman Brothers Municipal Bond Index is a benchmark of investment-grade municipal bonds with maturities of one year or more. As of December 31, 1997, the dollar-weighted average maturity of the Lehman Brothers Insured Municipal Bond Index and Spartan Insured was approximately 15.7 years and 13.3 years, respectively. As of December 31, 1997, the dollar-weighted average maturity of the Lehman Brothers Municipal Bond Index and Spartan Municipal was approximately 14.0 years and 12.6 years, respectively. Spartan Insured, as a fundamental policy, invests at least 65% of its total assets in insured municipal bonds. Spartan Municipal does not have a required level for investments in insured bonds. As of December 31, 1997, the percentage of assets of Spartan Insured and Spartan Municipal invested in insured bonds was 81.6% and 40.4%, respectively.
 As a matter of fundamental policy, Spartan Insured invests in only investment-grade securities. Spartan Municipal normally invests in investment-grade securities but reserves the right to invest up to 5% of its assets in below investment-grade securities. As of December 31, 1997, Spartan Insured held only investment-grade securities, and less than 0.1% of Spartan Municipal's assets were invested in below investment-grade securities. Each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the AMT. As of December 31, 1997, 3.05% of Spartan Insured's and 16.54% of Spartan Municipal's income dividends were subject to the AMT.
 If shareholder approval of the Spartan Insured Reorganization is received, FMR may sell insured securities held by Spartan Insured in the period between shareholder approval and the Closing Date. Such selling could cause the level of insured bonds held by Spartan Insured to fall below 65% during this period. In the event of the sale of any of the fund's assets prior to the Reorganization, any transaction costs associated with such adjustments will be borne by Spartan Insured.
 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.
PERFORMANCE COMPARISONS OF THE FUNDS
 The funds have experienced similar performance from year to year and on a cumulative basis. Spartan Aggressive has outperformed Spartan Municipal mainly due to Spartan Aggressive's past investment policies and the aggressive municipal sector's historical attractiveness. Spartan Insured's superior performance to Spartan Municipal's is mainly due to differences in past portfolio management and investment policies.
 The following table compares the funds' year-by-year total returns and cumulative total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.
      Year-By-Year Total Returns
      (periods ended December 31)

                     1993     1994     1995     1996    1997

Spartan Aggressive   13.63%   -5.82%   14.89%   3.56%   10.29
                                                        %

Spartan Insured      13.85%   -7.73%   18.67%   3.68%   9.54%

Spartan Municipal    13.11%   -7.45%   16.18%   4.94%   9.23%

      Cumulative Total Returns
      (periods ended December 31, 1997)

                     1 year   3 years   5 years

Spartan Aggressive   10.29%   31.22%    40.43%

Spartan Insured      9.54%    34.78%    41.59%

Spartan Municipal    9.23%    33.17%    39.41%

 The following graphs show the value of a hypothetical $10,000 investment in each fund made on December 31, 1992 through December 31, 1997 assuming all distributions are reinvested. The graphs compare the cumulative total returns of the funds to the cumulative total returns of Spartan Municipal during this period.
Spartan Aggressive Mun i Spartan Muni Income
   (00012)  (00037)
1992/1231 10000  10000
1993/0131 10150.37  10139.95
1993/0228 10506.45  10513.13
1993/0331 10418.21  10436.96
1993/0430 10525.7  10536.24
1993/0531 10609.13  10597.39
1993/0630 10785.16  10753.34
1993/0731 10816.76  10757.07
1993/0831 11050  10990.82
1993/0930 11185.16  11149.77
1993/1031 11207.78  11161.52
1993/1130 11131.02  11071.67
1993/1231 11363.31  11311.03
1994/0131 11488.15  11435.43
1994/0228 11227.2  11144.13
1994/0331 10747.12  10628.5
1994/0430 10798.18  10683.72
1994/0531 10879.13  10750.31
1994/0630 10843.92  10689.46
1994/0731 11029.38  10891.2
1994/0831 11061.39  10930.76
1994/0930 10918.7  10768.37
1994/1031 10739.07  10543.44
1994/1130 10468.93  10214.49
1994/1231 10702.16  10468.44
1995/0131 11014.23  10825.31
1995/0228 11300.56  11138.59
1995/0331 11314.57  11167.78
1995/0430 11333.46  11173.36
1995/0531 11657.46  11521.86
1995/0630 11563.59  11344.54
1995/0731 11635.3  11426.65
1995/0831 11758.54  11566.58
1995/0930 11847.97  11655.82
1995/1031 11990.6  11823.44
1995/1130 12193.78  12047.5
1995/1231 12295.62  12162.14
1996/0131 12378.24  12262.85
1996/0229 12341.54  12211.99
1996/0331 12083.89  12055.55
1996/0430 12047.12  12006.49
1996/0531 12034.57  12009.67
1996/0630 12171.58  12151.73
1996/0731 12267.16  12266.14
1996/0831 12296.82  12269.25
1996/0930 12413.09  12413.21
1996/1031 12553.46  12559.52
1996/1130 12769.86  12817.08
1996/1231 12732.97  12763.51
1997/0131 12784.65  12775.95
1997/0228 12907.08  12886.67
1997/0331 12774.87  12719.74
1997/0430 12878.52  12825.08
1997/0531 13041.19  13006.55
1997/0630 13195.65  13165.9
1997/0731 13577.96  13540.54
1997/0831 13451.77  13402.91
1997/0930 13625.73  13563.92
1997/1031 13720.51  13641.29
1997/1130 13801.32  13716.7
1997/1231 14043.44  13941.02

 Spartan Insured Muni Spartan Muni Income
   (00013)  (00037)
1992/1231 10,000.00  10,000.00
1993/0131 10,126.14  10,139.95
1993/0228 10,616.21  10,513.13
1993/0331 10,475.57  10,436.96
1993/0430 10,591.14  10,536.24
1993/0531 10,632.57  10,597.39
1993/0630 10,828.22  10,753.34
1993/0731 10,824.25  10,757.07
1993/0831 11,093.43  10,990.82
1993/0930 11,228.48  11,149.77
1993/1031 11,214.42  11,161.52
1993/1130 11,081.93  11,071.67
1993/1231 11,384.53  11,311.03
1994/0131 11,515.93  11,435.43
1994/0228 11,168.26  11,144.13
1994/0331 10,563.04  10,628.50
1994/0430 10,591.15  10,683.72
1994/0531 10,726.18  10,750.31
1994/0630 10,613.99  10,689.46
1994/0731 10,855.69  10,891.20
1994/0831 10,878.90  10,930.76
1994/0930 10,687.70  10,768.37
1994/1031 10,458.67  10,543.44
1994/1130 10,208.00  10,214.49
1994/1231 10,504.85  10,468.44
1995/0131 10,910.81  10,825.31
1995/0228 11,282.77  11,138.59
1995/0331 11,402.63  11,167.78
1995/0430 11,401.97  11,173.36
1995/0531 11,764.09  11,521.86
1995/0630 11,582.87  11,344.54
1995/0731 11,684.89  11,426.65
1995/0831 11,837.53  11,566.58
1995/0930 11,907.06  11,655.82
1995/1031 12,100.98  11,823.44
1995/1130 12,334.78  12,047.50
1995/1231 12,466.57  12,162.14
1996/0131 12,569.70  12,262.85
1996/0229 12,471.63  12,211.99
1996/0331 12,272.33  12,055.55
1996/0430 12,218.05  12,006.49
1996/0531 12,197.26  12,009.67
1996/0630 12,321.73  12,151.73
1996/0731 12,436.93  12,266.14
1996/0831 12,424.69  12,269.25
1996/0930 12,592.35  12,413.21
1996/1031 12,751.40  12,559.52
1996/1130 13,005.57  12,817.08
1996/1231 12,925.81  12,763.51
1997/0131 12,955.79  12,775.95
1997/0228 13,069.09  12,886.67
1997/0331 12,882.36  12,719.74
1997/0430 12,990.88  12,825.08
1997/0531 13,178.79  13,006.55
1997/0630 13,310.22  13,165.90
1997/0731 13,744.47  13,540.54
1997/0831 13,576.33  13,402.91
1997/0930 13,753.76  13,563.92
1997/1031 13,843.72  13,641.29
1997/1130 13,920.81  13,716.70
1997/1231 14,158.51  13,941.02

COMPARISON OF OTHER POLICIES OF THE THREE FUNDS
 DIVERSIFICATION. Spartan Aggressive, Spartan Insured, and Spartan Municipal have similar diversification policies. Each fund is a diversified fund. As a matter of fundamental policy, Spartan Aggressive and Spartan Municipal, with respect to 75% of total assets, and Spartan Insured, with respect to 75% of assets, may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities.
 OTHER INVESTMENT POLICIES. Each fund may borrow from banks or other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
 FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. However, each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. Each fund may also enter into when-issued and forward purchase or sale transactions, asset-backed securities, variable and floating rate securities, municipal lease obligations, securities with put features, private entity securities, and illiquid and restricted securities. The three funds have identical investment policies regarding issuing senior securities, underwriting, concentration, real estate, commodities, and lending.
 As stated above, for more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.
OPERATIONS OF SPARTAN MUNICIPAL FOLLOWING THE REORGANIZATIONS
 FMR does not expect Spartan Municipal to revise its investment policies as a result of the Reorganizations. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Spartan Municipal in their current capacities. George Fischer, who is currently the Portfolio Manager of Spartan Municipal, Spartan Aggressive, and Spartan Insured, is expected to continue to be responsible for portfolio management of the surviving fund after the Reorganizations.
 All of the current investments of Spartan Aggressive and Spartan Insured are permissible investments for Spartan Municipal. As explained above, however, Spartan Insured's portfolio consists of a higher percentage of insured securities than Spartan Municipal. Therefore, if shareholder approval of this Reorganization is received, FMR may sell insured securities held by Spartan Insured in the period between shareholder approval and the Closing Date of the Reorganization. Such selling could cause the level of insured securities held by Spartan Insured to fall below 65% during this period. Transaction costs associated with such adjustments due to the Reorganization that occur between shareholder approval and the Closing Date will be borne by Spartan Insured. Transaction costs associated with such adjustments that occur after either Closing Date will be borne by Spartan Municipal. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization".
PURCHASES AND REDEMPTIONS
 The purchase and redemption policies for all funds are identical, except that Spartan Insured and Spartan Municipal offer checkwriting and Spartan Aggressive does not.
 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares are purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. The price to sell one share of each fund is the fund's NAV. Your shares will be sold at the next NAV calculated after your order is received in proper form. Refer to each fund's Prospectus for more information regarding how to buy and sell shares.
 Effective February 2, 1998, Spartan Aggressive and Spartan Insured closed to new accounts, except for investments through Fidelity Portfolio Advisory Services for Spartan Aggressive. Spartan Aggressive and Spartan Insured shareholders on or prior to that date can continue to purchase shares of their respective fund and, for Spartan Aggressive, investments through Fidelity Portfolio Advisory Services may continue. Shareholders of each fund may redeem shares through the Closing Date of that fund's Reorganization. If either or both of the Reorganizations are approved, the purchase and redemption policies of the combined fund will remain unchanged.
EXCHANGES
 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganizations. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Spartan Aggressive and Spartan Insured normally distribute capital gains in February and December. Spartan Municipal normally distributes capital gains in January and December. On or before the Closing Date, Spartan Aggressive and Spartan Insured may declare additional dividends or other distributions in order to distribute substantially all of their investment company taxable income and net realized capital gain.
 Each of Spartan Aggressive and Spartan Insured will be required to recognize gain or loss on Section 1256 contracts held by the individual fund on the last day of its taxable year, which is December
31. If the Reorganizations are approved, gains or losses on Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS
 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that its respective Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized by the funds or their shareholders as a result of the Reorganizations. Please see the section entitled "Federal Income Tax Considerations" for more information.
 As of December 31, 1997, Spartan Aggressive and Spartan Insured have capital loss carryforwards for federal income tax purposes of approximately $14,750,000 and $0, respectively. As of November 30, 1997, Spartan Municipal had a capital loss carryforward of approximately $15,508,000. Under current federal income tax law, Spartan Municipal may be limited to using only a portion, if any, of the capital loss carryforwards transferred by Spartan Aggressive and Spartan Insured at the time of the Reorganizations ("capital loss carryforwards"). There is no assurance that Spartan Municipal will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Spartan Aggressive will expire between November 30, 2002 and November 30, 2003. The capital loss carryforwards attributable to Spartan Municipal will expire between November 30, 2000 and November 30, 2002.
COMPARISON OF PRINCIPAL RISK FACTORS
 Each fund is subject to the risks normally associated with bond funds. As described more fully above, the funds have substantially similar investment objectives and similar investment policies. The principal risk factors associated with the funds are set forth below.
 INVESTMENT STRATEGY. SPARTAN AGGRESSIVE has the ability to invest up to 35% of its assets in below investment-grade securities. Spartan Municipal currently intends to invest in only investment-grade securities but has the ability to invest up to 5% of its assets in below investment-grade securities. Although below investment-grade securities may provide the potential for significant price appreciation, it is important to note that they are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or such securities may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic activity.
 SPARTAN INSURED is required to invest at least 65% of its total assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Spartan Municipal does not have a required level for investments in insured bonds. Generally, insured bonds receive a higher credit rating than uninsured bonds; therefore, the greater the percentage of insured holdings, generally the higher the fund's credit quality. The credit quality of a bond has an impact on its price. In most cases, the higher the credit quality of a bond, the lower its yield will be; consequently, the price of the bond may be higher. Spartan Insured, as a matter of fundamental policy, invests only in investment-grade municipal securities. Spartan Municipal currently intends to invest in only investment-grade securities but has the ability to invest up to 5% of its assets in below investment-grade securities. Although below investment-grade securities may provide the potential for significant price appreciation, it is important to note that they are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness or that such securities may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic activity.
THE PROPOSED TRANSACTIONS
1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
SPARTAN AGGRESSIVE MUNICIPAL FUND AND SPARTAN MUNICIPAL    INCOME
FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Spartan Municipal acquiring as of the Closing Date all of the assets of Spartan Aggressive in exchange solely for shares of Spartan Municipal and the assumption by Spartan Municipal of Spartan Aggressive's liabilities; and (b) the distribution of shares of Spartan Municipal to the shareholders of Spartan Aggressive as provided for in the Agreement.
 The assets of Spartan Aggressive to be acquired by Spartan Municipal include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Aggressive, and any deferred or prepaid expenses shown as an asset on the books of Spartan Aggressive on the Closing Date. Spartan Municipal will assume from Spartan Aggressive all liabilities, debts, obligations, and duties of Spartan Aggressive of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Aggressive will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Spartan Municipal also will deliver to Spartan Aggressive the number of full and fractional shares of Spartan Municipal having an aggregate net asset value equal to the value of the assets of Spartan Aggressive less the liabilities of Spartan Aggressive as of the Closing Date. Spartan Aggressive shall then distribute the Spartan Municipal shares PRO RATA to its shareholders.
 The value of Spartan Aggressive's assets to be acquired by Spartan Municipal and the amount of its liabilities to be assumed by Spartan Municipal will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Aggressive's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Spartan Municipal will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan Aggressive will distribute to its shareholders of record the shares of Spartan Municipal it received, so that each Spartan Aggressive shareholder will receive the number of full and fractional shares of Spartan Municipal equal in value to the aggregate net asset value of shares of Spartan Aggressive held by such shareholder on the Closing Date; Spartan Aggressive will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Spartan Municipal in the names of the Spartan Aggressive shareholders and by transferring thereto shares of Spartan Municipal. Each Spartan Aggressive shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Spartan Municipal due that shareholder. Spartan Municipal shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan Aggressive shareholder will own shares of Spartan Municipal equal to the aggregate net asset value of that shareholder's shares of Spartan Aggressive immediately prior to the Reorganization. The net asset value per share of Spartan Municipal will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Spartan Municipal in a name other than that of the registered holder of the shares on the books of Spartan Aggressive as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Aggressive is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Aggressive is liquidated.
 Spartan Aggressive will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided that these expenses do not exceed the fund's expense cap. Any merger-related costs that may be attributable to Spartan Municipal will be borne by Spartan Municipal, provided that they do not exceed the fund's expense cap. Expenses exceeding each fund's expense cap will be borne by FMR. However, there may be some transaction costs associated with portfolio adjustments to Spartan Aggressive and Spartan Municipal due to the Reorganization prior to the Closing Date that will be borne by Spartan Aggressive and Spartan Municipal, respectively. Any transaction costs associated with portfolio adjustments to Spartan Aggressive and Spartan Municipal due to the Reorganization that occur after the Closing Date will be borne by Spartan Municipal. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the meeting.
REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1)  the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4)  the costs to be incurred by each fund as a result of the
Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of similar funds;
 (8)  the impact of changes to the municipal bond product line on the
funds     and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on January 15, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives and similar policies and permissible investments. In particular, FMR informed the Boards that the funds differ primarily with respect to their debt quality policy.
 The Boards considered that former shareholders of Spartan Aggressive will receive shares of Spartan Municipal equal to the value of their shares of Spartan Aggressive. In addition, the funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for federal income tax purposes either to Spartan Aggressive, Spartan Municipal, or to the shareholders of either fund.
 Furthermore, on January 15, 1998, the Boards considered FMR's representation to the Boards that if the Reorganization is approved, FMR would guarantee an expense ratio of 0.53% of average net assets for the surviving fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) following the Closing Date of the Reorganization through December 31, 2000, resulting in a one-year extension of the expense cap to shareholders of both Spartan Aggressive and Spartan Municipal. As a result of prior mergers, Spartan Aggressive and Spartan Municipal have expense caps of 0.53% of average net assets, which are currently guaranteed through December 31, 1999. FMR also informed the Boards that any expenses associated with the Reorganization, including professional fees, the costs of proxy solicitation, and any additional merger-related costs directly attributable to Spartan Aggressive would be borne by Spartan Aggressive, provided that they do not exceed the fund's expense cap. The Boards were informed that any merger-related costs, including professional fees, directly attributable to Spartan Municipal would be borne by Spartan Municipal, provided that they do not exceed the fund's expense cap.
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Court Street Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Spartan Municipal is one of four funds of the trust. Each share of Spartan Municipal represents an equal proportionate interest with each other share of the fund, and each such share of Spartan Municipal is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Spartan Municipal have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan Aggressive's assets for Spartan Municipal's shares and the assumption of the liabilities of Spartan Aggressive by Spartan Municipal is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Aggressive and Spartan Municipal, substantially to the effect that:
 (i) The acquisition by Spartan Municipal of all of the assets of Spartan Aggressive solely in exchange for Spartan Municipal shares and the assumption by Spartan Municipal of Spartan Aggressive's liabilities, followed by the distribution by Spartan Aggressive of Spartan Municipal shares to the shareholders of Spartan Aggressive pursuant to the liquidation of Spartan Aggressive and constructively in exchange for their Spartan Aggressive shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Aggressive and Spartan Municipal will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan Aggressive upon the transfer of all of its assets to Spartan Municipal in exchange solely for Spartan Municipal shares and Spartan Municipal's assumption of Spartan Aggressive's liabilities, followed by Spartan Aggressive's subsequent distribution of those shares to shareholders in liquidation of Spartan Aggressive;
 (iii) No gain or loss will be recognized by Spartan Municipal upon the receipt of the assets of Spartan Aggressive in exchange solely for Spartan Municipal shares and its assumption of Spartan Aggressive's liabilities;
 (iv) The shareholders of Spartan Aggressive will recognize no gain or loss upon the exchange of their Spartan Aggressive shares solely for Spartan Municipal shares;
 (v) The basis of Spartan Aggressive's assets in the hands of Spartan Municipal will be the same as the basis of those assets in the hands of Spartan Aggressive immediately prior to the Reorganization, and the holding period of those assets in the hands of Spartan Municipal will include the holding period of those assets in the hands of Spartan Aggressive;
 (vi) The basis of Spartan Aggressive shareholders in Spartan Municipal shares will be the same as their basis in Spartan Aggressive shares to be surrendered in exchange therefor; and
 (vii)The holding period of the Spartan Municipal shares to be received by the Spartan Aggressive shareholders will include the period during which the Spartan Aggressive shares to be surrendered in exchange therefor were held, provided such Spartan Aggressive shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan Aggressive should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates to only the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of November 30, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                          Net Assets        Net Asset    Shares
                                            Value Per    Outstanding
                                            Share

Spartan Aggressive         $947,992,010      $11.71      80,930,843

Spartan Municipal          $2,319,826,504    $12.61      183,940,016

Pro Forma Combined Fund    $3,267,818,514    $12.61      259,117,812

CONCLUSION
 The Agreement and the transactions provided for therein were approved by the Boards at a meeting held on January 15, 1998. The Boards of Trustees of Fidelity Municipal Street Trust and Fidelity Court Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Aggressive and Spartan Municipal would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Aggressive will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN INSURED MUNICIPAL INCOME FUND AND SPARTAN MUNICIPAL INCOME FUND. REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 2 to this Proxy Statement.
 The Agreement contemplates (a) Spartan Municipal acquiring as of the Closing Date all of the assets of Spartan Insured in exchange solely for shares of Spartan Municipal and the assumption by Spartan Municipal of Spartan Insured's liabilities; and (b) the distribution of shares of Spartan Municipal to the shareholders of Spartan Insured as provided for in the Agreement.
 The assets of Spartan Insured to be acquired by Spartan Municipal include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Insured, and any deferred or prepaid expenses shown as an asset on the books of Spartan Insured on the Closing Date. Spartan Municipal will assume from Spartan Insured all liabilities, debts, obligations, and duties of Spartan Insured of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Insured will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Spartan Municipal also will deliver to Spartan Insured the number of full and fractional shares of Spartan Municipal having an aggregate net asset value equal to the value of the assets of Spartan Insured less the liabilities of Spartan Insured as of the Closing Date. Spartan Insured shall then distribute the Spartan Municipal shares PRO RATA to its shareholders.
 The value of Spartan Insured's assets to be acquired by Spartan Municipal and the amount of its liabilities to be assumed by Spartan Municipal will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Insured's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Spartan Municipal will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan Insured will distribute to its shareholders of record the shares of Spartan Municipal it received, so that each Spartan Insured shareholder will receive the number of full and fractional shares of Spartan Municipal equal in value to the aggregate net asset value of shares of Spartan Insured held by such shareholder on the Closing Date; Spartan Insured will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Spartan Municipal in the names of the Spartan Insured shareholders and by transferring thereto shares of Spartan Municipal. Each Spartan Insured shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Spartan Municipal due that shareholder. Spartan Municipal shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan Insured shareholder will own shares of Spartan Municipal equal to the aggregate net asset value of that shareholder's shares of Spartan Insured immediately prior to the Reorganization. The net asset value per share of Spartan Municipal will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Spartan Municipal in a name other than that of the registered holder of the shares on the books of Spartan Insured as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Insured is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Insured is liquidated.
 Spartan Insured will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided that these expenses do not exceed the fund's expense cap. Any merger-related costs that may be attributable to Spartan Municipal will be borne by Spartan Municipal, provided that they do not exceed the fund's expense cap. Expenses exceeding each fund's expense cap will be borne by FMR. However, there may be some transaction costs associated with portfolio adjustments to Spartan Insured and Spartan Municipal due to the Reorganization prior to the Closing Date that will be borne by Spartan Insured and Spartan Municipal, respectively. Any transaction costs associated with portfolio adjustments to Spartan Insured and Spartan Municipal due to the Reorganization that occur after the Closing Date will be borne by Spartan Municipal. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the meeting.
REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1)  the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4)  the costs to be incurred by each fund as a result of the
Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of similar funds;
 (8)  the impact of changes to the municipal bond product line on the
funds     and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on January 15, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives and similar policies and permissible investments. In particular, FMR informed the Boards that the funds differ primarily with respect to their debt quality policy and required level of insured holdings.
 The Boards considered that former shareholders of Spartan Insured will receive shares of Spartan Municipal equal to the value of their shares of Spartan Insured. In addition, the funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for federal income tax purposes either to Spartan Insured, Spartan Municipal, or to the shareholders of either fund.
 Furthermore, on January 15, 1998, the Boards considered FMR's representation to the Boards that if the Reorganization is approved, FMR would guarantee an expense ratio of 0.53% of average net assets for the surviving fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) following the Closing Date of the Reorganization through December 31, 2000, resulting in an immediate savings of 0.02% to the shareholders of Spartan Insured (based on total fund operating expenses for the 12 months ended December 31, 1997) and an extension of Spartan Municipal's expense cap for an additional year. Previously, FMR had informed the Boards that effective April 1, 1997, it would limit Spartan Insured's expense ratio to 0.55% of average net assets. FMR also informed the Boards that any expenses associated with the Reorganization, including professional fees, the costs of proxy solicitation, and any additional merger-related costs directly attributable to Spartan Insured would be borne by Spartan Insured, provided that they do not exceed the fund's expense cap. The Boards were informed that any merger-related costs, including professional fees, directly attributable to Spartan Municipal would be borne by Spartan Municipal, provided that they do not exceed the fund's expense cap.
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Court Street Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Spartan Municipal is one of four funds of the trust. Each share of Spartan Municipal represents an equal proportionate interest with each other share of the fund, and each such share of Spartan Municipal is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Spartan Municipal have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan Insured's assets for Spartan Municipal's shares and the assumption of the liabilities of Spartan Insured by Spartan Municipal is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Insured and Spartan Municipal, substantially to the effect that:
 (i) The acquisition by Spartan Municipal of all of the assets of Spartan Insured solely in exchange for Spartan Municipal shares and the assumption by Spartan Municipal of Spartan Insured's liabilities, followed by the distribution by Spartan Insured of Spartan Municipal shares to the shareholders of Spartan Insured pursuant to the liquidation of Spartan Insured and constructively in exchange for their Spartan Insured shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Insured and Spartan Municipal will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan Insured upon the transfer of all of its assets to Spartan Municipal in exchange solely for Spartan Municipal shares and Spartan Municipal's assumption of Spartan Insured's liabilities, followed by Spartan Insured's subsequent distribution of those shares to shareholders in liquidation of Spartan Insured;
 (iii)No gain or loss will be recognized by Spartan Municipal upon the receipt of the assets of Spartan Insured in exchange solely for Spartan Municipal shares and its assumption of Spartan Insured's liabilities;
 (iv)The shareholders of Spartan Insured will recognize no gain or loss upon the exchange of their Spartan Insured shares solely for Spartan Municipal shares;
 (v) The basis of Spartan Insured's assets in the hands of Spartan Municipal will be the same as the basis of those assets in the hands of Spartan Insured immediately prior to the Reorganization, and the holding period of those assets in the hands of Spartan Municipal will include the holding period of those assets in the hands of Spartan Insured;
 (vi)The basis of Spartan Insured shareholders in Spartan Municipal shares will be the same as their basis in Spartan Insured shares to be surrendered in exchange therefor; and
 (vii)The holding period of the Spartan Municipal shares to be received by the Spartan Insured shareholders will include the period during which the Spartan Insured shares to be surrendered in exchange therefor were held, provided such Spartan Insured shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan Insured should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.





CAPITALIZATION
 The following table shows the capitalization of the funds as of November 30, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                          Net Assets        Net Asset    Shares
                                            Value        Outstanding
                                            Per Share

Spartan Insured            $326,640,772      $12.25      26,666,412

Spartan Municipal          $2,319,826,504    $12.61      183,940,016

Pro Forma Combined Fund    $2,646,467,276    $12.61      209,843,329

CONCLUSION
 The Agreement and the transactions provided for therein were approved by the Boards at a meeting held on January 15, 1998. The Boards of Trustees of Fidelity Municipal Trust and Fidelity Court Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Insured and Spartan Municipal would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Insured will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.
ADDITIONAL INFORMATION ABOUT SPARTAN MUNICIPAL INCOME FUND
 On February 19, 1998, the Boards of Trustees of Fidelity Municipal Trust and Fidelity Court Street Trust approved presenting to shareholders of Fidelity Advisor Municipal Bond Fund a proposal to merge Fidelity Advisor Municipal Bond Fund into Spartan Municipal Income Fund. If this merger is approved by shareholders of Fidelity Advisor Municipal Bond Fund, the assets of Fidelity Advisor Municipal Bond Fund (approximately $940.8 million as of January 31, 1998) would be transferred to Spartan Municipal on or about September 10, 1998, or such other date as the parties may agree.
 Spartan Municipal's Prospectus dated March 19, 1998, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Spartan Municipal's financial highlights for the fiscal year ended November 30, 1997 as shown below:
SPARTAN MUNICIPAL INCOME FUND



Selected Per-Share Data and Ratios

Years ended
November 30   1997       1996       1995       1994A      1993       1992       1991       1990       1989       1988

Net asset
value,       $ 12.430   $ 12.300   $ 11.040   $ 13.230   $ 12.720   $ 12.690   $ 12.610   $ 12.800   $ 12.210   $ 11.750
beginning of period

Income from
Investment    .607       .648B      .677       .755       .764       .811       .845       .857       .893       .901
Operations
 Net interest income

 Net realized
and           .235       .109       1.260      (1.690)    .700       .190       .310       .200       .600       .460
 unrealized gain (loss)

 Total from
investment    .842       .757       1.937      (.935)     1.464      1.001      1.155      1.057      1.493      1.361
 operations

Less
Distributions  (.632)B    (.623)     (.677)     (.755)     (.764)     (.811)     (.845)     (.857)     (.893)     (.901)
 From net interest income

 From net realized
gain           (.030)     (.004)     --         (.500)     (.190)     (.160)     (.230)     (.390)     (.010)     --

 Total
distributions  (.662)     (.627)     (.677)     (1.255)    (.954)     (.971)     (1.075)    (1.247)    (.903)     (.901)

Net asset
value,         $12.610    $12.430    $12.300    $11.040    $13.230    $12.720    $12.690    12.610     $12.800    $12.210
end of period

Total return   7.02%      6.39%      17.95%     (7.74)%    11.92%     8.21%      9.62%      8.91%      12.60%     11.93%

Net assets, end
of period     $ 2,320    $ 1,837    $ 1,801    $ 1,693    $ 2,128    $ 2,075    $ 1,997    $ 1,784    $ 1,738    $ 1,574
(In millions)

Ratio of
expenses to    .55%       .56%       .57%       .56%       .56%       .57%       .56%       .57%       .58%       .60%
average net assets

Ratio of net
interest income 4.92%     5.32%      5.69%      6.21%      5.85%      6.40%      6.72%      6.96%      7.10%      7.48%
to average net assets

Portfolio turnover
rate           31%C       53%        50%        48%        53%        47%        44%        58%        71%        47%


A EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. B NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
C THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Spartan Municipal shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.
 EXPERTS. The audited financial statements of Spartan Aggressive, Spartan Insured, and Spartan Municipal, incorporated by reference into the Statements of Additional Information, have been examined by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal year ended December 31, 1997 or November 30, 1997, as applicable. The financial statements audited by Coopers & Lybrand L.L.P. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
 AVAILABLE INFORMATION. Fidelity Municipal Trust and Fidelity Court Street Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Municipal Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.
ATTACHMENT 1
EXCERPTS FROM ANNUAL REPORT OF SPARTAN MUNICIPAL INCOME FUND DATED NOVEMBER 30, 1997
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Spartan Municipal Income               7.02%    6.75%    8.48%

Lehman Brothers Municipal Bond Index   7.17%    7.27%    8.58%

General Municipal Debt Funds Average   6.88%    6.74%    8.24%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)


UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971130 19971217 165922 S00000000000001
             Spartan Municipal Income    LB Municipal Bond
             00037                       LB015
  1987/11/30      10000.00                    10000.00
  1987/12/31      10166.30                    10145.10
  1988/01/31      10520.10                    10506.47
  1988/02/29      10652.34                    10617.52
  1988/03/31      10398.59                    10494.36
  1988/04/30      10474.70                    10574.12
  1988/05/31      10550.65                    10543.56
  1988/06/30      10676.89                    10697.81
  1988/07/31      10787.46                    10767.56
  1988/08/31      10837.21                    10777.03
  1988/09/30      11075.63                    10972.10
  1988/10/31      11288.48                    11165.21
  1988/11/30      11193.23                    11062.93
  1988/12/31      11408.95                    11176.11
  1989/01/31      11569.89                    11407.23
  1989/02/28      11499.90                    11277.07
  1989/03/31      11523.60                    11250.12
  1989/04/30      11895.44                    11517.20
  1989/05/31      12147.07                    11756.41
  1989/06/30      12265.11                    11916.06
  1989/07/31      12354.50                    12078.24
  1989/08/31      12299.69                    11959.99
  1989/09/30      12247.19                    11924.35
  1989/10/31      12375.43                    12070.19
  1989/11/30      12603.99                    12281.42
  1989/12/31      12708.79                    12381.88
  1990/01/31      12574.87                    12323.31
  1990/02/28      12739.52                    12432.99
  1990/03/31      12753.93                    12436.72
  1990/04/30      12524.52                    12346.68
  1990/05/31      12870.09                    12616.21
  1990/06/30      13007.54                    12727.10
  1990/07/31      13208.91                    12914.19
  1990/08/31      13071.51                    12726.68
  1990/09/30      13170.12                    12733.93
  1990/10/31      13345.17                    12964.92
  1990/11/30      13726.69                    13225.65
  1990/12/31      13785.74                    13283.18
  1991/01/31      13965.29                    13461.44
  1991/02/28      14052.70                    13578.56
  1991/03/31      14097.92                    13583.44
  1991/04/30      14290.80                    13764.10
  1991/05/31      14416.66                    13886.47
  1991/06/30      14417.43                    13872.72
  1991/07/31      14626.87                    14041.69
  1991/08/31      14756.08                    14226.62
  1991/09/30      14874.03                    14411.85
  1991/10/31      15013.88                    14541.56
  1991/11/30      15046.65                    14582.13
  1991/12/31      15188.66                    14895.06
  1992/01/31      15344.58                    14929.02
  1992/02/29      15375.98                    14933.80
  1992/03/31      15391.04                    14939.32
  1992/04/30      15538.21                    15072.28
  1992/05/31      15687.34                    15249.68
  1992/06/30      15904.87                    15505.57
  1992/07/31      16312.92                    15970.43
  1992/08/31      16095.79                    15814.72
  1992/09/30      16139.01                    15918.15
  1992/10/31      15870.29                    15761.67
  1992/11/30      16282.14                    16043.96
  1992/12/31      16458.45                    16207.77
  1993/01/31      16688.78                    16396.27
  1993/02/28      17302.97                    16989.32
  1993/03/31      17177.62                    16809.74
  1993/04/30      17341.02                    16979.35
  1993/05/31      17441.66                    17074.78
  1993/06/30      17698.32                    17359.76
  1993/07/31      17704.47                    17382.50
  1993/08/31      18089.18                    17744.40
  1993/09/30      18350.79                    17946.51
  1993/10/31      18370.12                    17981.15
  1993/11/30      18222.25                    17822.73
  1993/12/31      18616.20                    18198.97
  1994/01/31      18820.94                    18406.80
  1994/02/28      18341.50                    17930.07
  1994/03/31      17492.86                    17199.95
  1994/04/30      17583.74                    17345.81
  1994/05/31      17693.33                    17496.20
  1994/06/30      17593.20                    17389.30
  1994/07/31      17925.22                    17708.04
  1994/08/31      17990.33                    17769.31
  1994/09/30      17723.06                    17508.46
  1994/10/31      17352.86                    17197.51
  1994/11/30      16811.46                    16886.58
  1994/12/31      17229.43                    17258.25
  1995/01/31      17816.77                    17751.49
  1995/02/28      18332.39                    18267.70
  1995/03/31      18380.43                    18477.60
  1995/04/30      18389.62                    18499.40
  1995/05/31      18963.19                    19089.72
  1995/06/30      18671.35                    18923.64
  1995/07/31      18806.49                    19103.04
  1995/08/31      19036.79                    19345.26
  1995/09/30      19183.67                    19467.72
  1995/10/31      19459.54                    19750.78
  1995/11/30      19828.32                    20078.44
  1995/12/31      20016.99                    20271.40
  1996/01/31      20182.75                    20424.45
  1996/02/29      20099.03                    20286.58
  1996/03/31      19841.57                    20027.32
  1996/04/30      19760.82                    19970.64
  1996/05/31      19766.05                    19962.65
  1996/06/30      19999.86                    20180.05
  1996/07/31      20188.16                    20363.68
  1996/08/31      20193.29                    20358.80
  1996/09/30      20430.21                    20643.82
  1996/10/31      20671.02                    20877.30
  1996/11/30      21094.92                    21259.36
  1996/12/31      21006.75                    21170.07
  1997/01/31      21027.23                    21210.08
  1997/02/28      21209.46                    21404.79
  1997/03/31      20934.72                    21119.46
  1997/04/30      21108.09                    21296.23
  1997/05/31      21406.77                    21616.53
  1997/06/30      21669.02                    21846.74
  1997/07/31      22285.63                    22451.90
  1997/08/31      22059.11                    22241.52
  1997/09/30      22324.10                    22505.53
  1997/10/31      22451.44                    22650.24
  1997/11/28      22575.55                    22783.42
IMATRL PRASUN   SHR__CHT 19971130 19971217 165925 R00000000000123


$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Municipal Income Fund on November 30, 1987. As the chart shows, by November 30, 1997, the value of the investment would have grown to $22,576 - a 125.76% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,783 - a 127.83% increase.

MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board policymaking
playing key roles, municipal bonds
performed more or less in line with
their taxable counterparts for the
12 months that ended November 30,
1997. The Lehman Brothers Municipal
Bond Index - a broad measure of the
municipal bond market - returned
7.17%, while the Lehman Brothers
Aggregate Bond Index - a
barometer of the taxable bond market
- returned 7.55%. Through much of
the first half of the period, the
supply/demand scenario within the
muni market was favorable: low
supply and high demand that led to
rising municipal bond prices. The
second half, however, saw a large
amount of new issuance come to
market, and while demand remained
strong, it took time for investors to
become acclimated to this new supply.
In the interim, muni bond prices fell.
The cold months of winter contrasted
with what many felt was an
overheating economy ripe for an
inflation appearance. In late March,
the Federal Reserve Board raised a
key short-term interest rate by 0.25%.
While this move was anticipated by
investors, the market nonetheless
reacted negatively. From April through
mid-September, market conditions
were more friendly. Favorable
economic data soothed inflationary
concerns, while the Fed's reluctance to
raise rates further was another
positive influence. High supply and
low demand resulted in a sub-par
performance for muni bonds in
September and October, but Asian
volatility toward the end of the period
changed momentum. Currency
devaluations meant prices of Asian
goods would become cheaper, further
decreasing the likelihood of
inflation.

An interview with David Murphy, Portfolio Manager of Spartan Municipal
Income Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. Pretty well. For the 12-month period that ended November 30, 1997, the fund had a total return of 7.02%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 6.88% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index - which is a broad measure of the performance of the municipal bond market - returned 7.17% for the same one-year period.
Q. WHAT WERE SOME OF THE KEY ELEMENTS OF YOUR STRATEGY?
A. In terms of the way the fund's investments were allocated among bonds with various maturities, I focused on bonds with maturities between eight and 15 years. I did that because the yield curve - which is a graphical representation of bond yields by ascending maturity dates - was flat beyond 15 years. Up to about a 15-year maturity, an investor was paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the long-maturity part of the market. But for bonds with maturities longer than 15 years, the extra income for each successive year was not, in my opinion, attractive enough given the level of risk inherent in these long-term bonds. Another key strategy was that I kept the fund's duration, which measures its sensitivity to changing interest rates, neutral relative to the municipal bond market as a whole, as represented by the Lehman Brothers Municipal Bond Index. By doing so, the fund avoids getting whipsawed by becoming bullish or bearish about the direction of interest rates at the wrong time.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD?
A. Several holdings issued by the Massachusetts Industrial Finance Agency on behalf of health care organizations performed particularly well. One of these, Atlanticare Medical Center, was boosted on the news that it would be taken over by a subsidiary of the Partners Group, one of the dominant health care providers in the greater Boston area. Other good performers were bonds issued for the Massachusetts Biomedical Research Corp. They did well because more investors became better-informed about the facility's positive financial performance. Additionally, the fund's holdings in bonds issued in the state of New York - which made up 15.3% of investments at the end of the period - were winners. The state's finances improved, driven in part by the strength of the securities industry, which is an important contributor to New York's tax revenues. In recognition of this improvement, Standard & Poor's - one of the municipal bond credit rating agencies - recently upgraded the credit rating of some of the state's agencies, which was a positive for the price of the fund's state-agency holdings. Likewise, general obligation bonds issued by New York City also performed well. The city's economy continued to expand and tax revenues rose. I especially liked the fact that the city has been conservative in its budgeting, not relying on a continuation of a dramatic boost from Wall Street next year. Furthermore, because the city now uses a new financing vehicle - the Transitional Finance Authority - to raise money for capital construction projects, there probably will be a dramatic decline in the amount of New York City general obligation bonds issued in the near term.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. There wasn't much improvement in the price of bonds issued by Michigan Health Care Corporation, which has been mired in bankruptcy since 1995. Fortunately, the fund's investments in these bonds were small, so they weren't a major detractor from the fund's performance.
Q. DURING THE PAST SIX MONTHS, THERE WAS A SMALL INCREASE IN THE FUND'S ELECTRIC UTILITY REVENUE POSITION. GIVEN THAT THE ELECTRIC INDUSTRY IS UNDER PRESSURE FROM THE THREAT OF INCREASED COMPETITION, WHAT FACTORS DO YOU LOOK FOR WHEN SELECTING THESE BONDS?
A. The electric utility industry is in the early stages of a transformation from an environment where electric providers enjoy monopolistic strongholds on a given service area to one where competition will reign. With that in mind, I have focused on electric utilities that are either well-prepared to deal with increased competition or those that I believe can meet competitive challenges down the road, but have been severely penalized by the market today.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. During the past several years, the amount of outstanding municipal bonds has shrunk considerably. In the first half of 1997, the low supply helped the municipal market outperform the taxable bond market. I expect supply will increase next year. The question is, will there be enough demand to digest that supply? In my view, that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income alternatives and especially to equity investments. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT DATED NOVEMBER 30, 1997. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DAVID MURPHY ON MUNICIPAL
BOND SUPPLY:
"The supply of municipal bonds is
a significant factor in their
performance. During the past six
months, interest rates have declined
fairly significantly. Falling interest
rates have prompted municipal
bond issuers to refund, or
refinance, their older debt at
current low interest rates, much in
the same fashion that homeowners
refinance their mortgages when
they see an opportunity to lower
their interest costs. As a result of a
recent increase in the supply of
municipal bonds, their prices
tended to lag U.S. Treasuries during
the final months of the period. If
interest rates stay at current low
levels, or fall further, I think that the supply of issued municipal bonds will continue to expand, perhaps dramatically. This would, in my opinion, lead to further underperformance of municipals relative to U.S. Treasuries. But if there is a significant decline in the U.S. stock market, more investor dollars could be reallocated to municipals, helping to bolster that market."

NOTE TO SHAREHOLDERS: Effective
January 31, 1998, George Fischer
became manager of the fund.
Fischer joined Fidelity in 1989 and
manages several Fidelity and
Spartan municipal income funds.


ATTACHMENT 2
ANNUAL FUND OPERATING EXPENSES AND EXAMPLES OF FUND EXPENSES FOR CERTAIN REORGANIZATIONS
IF JUST SPARTAN AGGRESSIVE REORGANIZATION IS APPROVED:
                                Spartan       Spartan      Pro Forma
                                AggressiveA   MunicipalB   Expenses
                                                           Combined
                                                           FundC

Management Fees                 0.35%         0.37%        0.37%
(after reimbursement)

Other Expenses                  0.18%         0.16%        0.16%

Total Fund Operating Expenses   0.53%         0.53%        0.53%
(after reimbursement)

A Effective August 1, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.40%, 0.18%, and 0.58%, respectively.
B Effective October 24, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.16%, and 0.55%, respectively.
c FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively.
EXAMPLE:
                     After 1    After 3    After 5    After 10
                     Year       Years      Years      Years

Spartan Aggressive   $5         $17        $30        $66

Spartan Municipal    $5         $17        $30        $66

Combined Fund        $5         $17        $30        $66

IF JUST SPARTAN INSURED REORGANIZATION IS APPROVED:
                        Spartan    Spartan      Pro Forma
                        InsuredA   MunicipalB   Expenses
                                                Combined
                                                FundC

Management Fees         0.35%      0.37%        0.37%
(after reimbursement)

Other Expenses          0.20%      0.16%        0.16%

Total Fund              0.55%      0.53%        0.53%
Operating Expenses
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets,would have been 0.39%, 0.20%, and 0.59%, respectively.
B Effective October 24, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.16%, and 0.55%, respectively.
C FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively.
EXAMPLE:
                    After 1    After 3    After 5    After 10
                    Year       Years      Years      Years

Spartan Insured     $6         $18        $31        $69

Spartan Municipal   $5         $17        $30        $66

Combined Fund       $5         $17        $30        $66


EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 18, 1998 by and between Fidelity Municipal Trust, a Massachusetts business trust, on behalf of its series Spartan Aggressive Municipal Fund (Spartan Aggressive) and Fidelity Court Street Trust, a Massachusetts business trust, on behalf of its series Spartan Municipal Income Fund (Spartan Municipal). Fidelity Municipal Trust and Fidelity Court Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan Municipal and Spartan Aggressive may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Aggressive to Spartan Municipal solely in exchange for shares of beneficial interest in Spartan Municipal (the Spartan Municipal Shares) and the assumption by Spartan Municipal of Spartan Aggressive's liabilities; and (b) the constructive distribution of such shares by Spartan Aggressive PRO RATA to its shareholders in complete liquidation and termination of Spartan Aggressive in exchange for all of Spartan Aggressive's outstanding shares. Spartan Aggressive shall receive shares of Spartan Municipal having an aggregate net asset value equal to the value of the assets of Spartan Aggressive on the Closing Date (as defined in Section 6), which Spartan Aggressive shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN AGGRESSIVE. Spartan Aggressive represents and warrants to and agrees with Spartan Municipal that:
 (a) Spartan Aggressive is a series of Fidelity Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan Aggressive (both dated February 26, 1998), previously furnished to Spartan Municipal, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Aggressive, threatened against Spartan Aggressive which assert liability on the part of Spartan Aggressive. Spartan Aggressive knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan Aggressive is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Aggressive, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Aggressive is a party or by which Spartan Aggressive is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Aggressive is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Aggressive at December 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Spartan Municipal. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan Aggressive has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1997 and those incurred in the ordinary course of Spartan Aggressive's business as an investment company since December 31, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Court Street Trust on Form N-14 relating to the shares of Spartan Municipal issuable hereunder and the proxy statement of Spartan Aggressive included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Aggressive (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Aggressive, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan Aggressive (other than this Agreement) will be terminated without liability to Spartan Aggressive prior to or on the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Aggressive of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan Aggressive has filed or will file all federal and state tax returns which, to the knowledge of Spartan Aggressive's officers, are required to be filed by Spartan Aggressive and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Aggressive's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan Aggressive has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan Aggressive are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Aggressive will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Spartan Municipal in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Aggressive will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Aggressive to be transferred to Spartan Municipal pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Aggressive's portfolio securities and any such other assets as contemplated by this Agreement, Spartan Municipal will acquire Spartan Aggressive's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Spartan Municipal) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Aggressive, and this Agreement constitutes a valid and binding obligation of Spartan Aggressive enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF SPARTAN MUNICIPAL. Spartan Municipal represents and warrants to and agrees with Spartan Aggressive that:
 (a) Spartan Municipal is a series of Fidelity Court Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Court Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan Municipal (both dated March 19,1998), previously furnished to Spartan Aggressive, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Municipal, threatened against Spartan Municipal which assert liability on the part of Spartan Municipal. Spartan Municipal knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan Municipal is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Municipal, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Municipal is a party or by which Spartan Municipal is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Spartan Municipal is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Municipal at November 30, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Spartan Aggressive. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan Municipal has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 1997, and those incurred in the ordinary course of Spartan Municipal's business as an investment company since November 30, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Municipal of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Spartan Municipal has filed or will file all federal and state tax returns which, to the knowledge of Spartan Municipal's officers, are required to be filed by Spartan Municipal and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Municipal's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Spartan Municipal has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on November 30, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Spartan Municipal to be issued to Spartan Aggressive will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) by Spartan Municipal, and no shareholder of Spartan Municipal will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Municipal, and this Agreement constitutes a valid and binding obligation of Spartan Municipal enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Aggressive;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Spartan Municipal, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Spartan Municipal, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Spartan Municipal Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Spartan Municipal have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan Aggressive and to the other terms and conditions contained herein, Spartan Aggressive agrees to assign, sell, convey, transfer, and deliver to Spartan Municipal as of the Closing Date all of the assets of Spartan Aggressive of every kind and nature existing on the Closing Date. Spartan Municipal agrees in exchange therefor: (i) to assume all of Spartan Aggressive's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Aggressive the number of full and fractional shares of Spartan Municipal having an aggregate net asset value equal to the value of the assets of Spartan Aggressive transferred hereunder, less the value of the liabilities of Spartan Aggressive, determined as provided for under Section 4.
 (b) The assets of Spartan Aggressive to be acquired by Spartan Municipal shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Aggressive, and any deferred or prepaid expenses shown as an asset on the books of Spartan Aggressive on the Closing Date. Spartan Aggressive will pay or cause to be paid to Spartan Municipal any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Spartan Municipal hereunder, and Spartan Municipal will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan Aggressive to be assumed by Spartan Municipal shall include (except as otherwise provided for herein) all of Spartan Aggressive's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Aggressive agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Aggressive will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Spartan Municipal Shares in exchange for such shareholders' shares of beneficial interest in Spartan Aggressive and Spartan Aggressive will be liquidated in accordance with Spartan Aggressive's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Spartan Municipal's share transfer books in the names of the Spartan Aggressive shareholders and transferring the Spartan Municipal Shares thereto. Each Spartan Aggressive shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Spartan Municipal Shares due that shareholder. All outstanding Spartan Aggressive shares, including any represented by certificates, shall simultaneously be canceled on Spartan Aggressive's share transfer records. Spartan Municipal shall not issue certificates representing the Spartan Municipal Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan Aggressive is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Spartan Municipal Shares in a name other than that of the registered holder on Spartan Aggressive's books of the Spartan Aggressive shares constructively exchanged for the Spartan Municipal Shares shall be paid by the person to whom such Spartan Municipal Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Spartan Municipal will deliver to Spartan Aggressive the number of Spartan Municipal Shares having an aggregate net asset value equal to the value of the assets of Spartan Aggressive transferred hereunder less the liabilities of Spartan Aggressive, determined as provided in this Section 4.
 (c) The net asset value per share of the Spartan Municipal Shares to be delivered to Spartan Aggressive, the value of the assets of Spartan Aggressive transferred hereunder, and the value of the liabilities of Spartan Aggressive to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Spartan Municipal Shares shall be computed in the manner set forth in the then-current Spartan Municipal Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Aggressive shall be computed in the manner set forth in the then-current Spartan Aggressive Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Aggressive and Spartan Municipal.
5. FEES; EXPENSES.
 (a) Spartan Aggressive shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 0.53% expense cap in effect since August 1, 1997. Expenses exceeding Spartan Aggressive's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Spartan Municipal will be borne by Spartan Municipal, provided that they do not exceed the Fund's 0.53% expense cap in effect since October 24, 1997. Expenses exceeding Spartan Municipal's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Spartan Municipal and Spartan Aggressive represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on August 20, 1998, or at some other time, date, and place agreed to by Spartan Aggressive and Spartan Municipal (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Aggressive and the net asset value per share of Spartan Municipal is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN AGGRESSIVE.
 (a) Spartan Aggressive agrees to call a meeting of its shareholders after the effective date of the Registration Statement to consider transferring its assets to Spartan Municipal as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Aggressive.
 (b) Spartan Aggressive agrees that as soon as reasonably practicable after distribution of the Spartan Municipal Shares, Spartan Aggressive shall be terminated as a series of Fidelity Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Aggressive shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF SPARTAN MUNICIPAL.
 (a) That Spartan Aggressive furnishes to Spartan Municipal a statement, dated as of the Closing Date, signed by an officer of Fidelity Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Aggressive made in this Agreement are true and correct in all material respects and that Spartan Aggressive has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan Aggressive furnishes Spartan Municipal with copies of the resolutions, certified by an officer of Fidelity Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Aggressive;
 (c) That, on or prior to the Closing Date, Spartan Aggressive will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Aggressive substantially all of Spartan Aggressive's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan Aggressive shall deliver to Spartan Municipal at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Aggressive's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan Aggressive's custodian shall deliver to Spartan Municipal a certificate identifying the assets of Spartan Aggressive held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Spartan Municipal; (ii) Spartan Aggressive's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and
(iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan Aggressive's transfer agent shall deliver to Spartan Municipal at the Closing a certificate setting forth the number of shares of Spartan Aggressive outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan Aggressive calls a meeting of its shareholders to be held after the effective date of the Registration Statement to consider transferring its assets to Spartan Municipal as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Aggressive;
 (h) That Spartan Aggressive delivers to Spartan Municipal a certificate of an officer of Fidelity Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Aggressive's financial position since December 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Aggressive shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Aggressive or its transfer agent by Spartan Municipal or its agents shall have revealed otherwise, Spartan Aggressive shall have taken all actions that in the opinion of Spartan Municipal are necessary to remedy any prior failure on the part of Spartan Aggressive to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF SPARTAN AGGRESSIVE.
 (a) That Spartan Municipal shall have executed and delivered to Spartan Aggressive an Assumption of Liabilities, certified by an officer of Fidelity Court Street Trust, dated as of the Closing Date pursuant to which Spartan Municipal will assume all of the liabilities of Spartan Aggressive existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Spartan Municipal furnishes to Spartan Aggressive a statement, dated as of the Closing Date, signed by an officer of Fidelity Court Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Municipal made in this Agreement are true and correct in all material respects, and Spartan Municipal has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan Aggressive shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Aggressive and Spartan Municipal, to the effect that the Spartan Municipal Shares are duly authorized and upon delivery to Spartan Aggressive as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Spartan Municipal as a matter of Massachusetts law (except as disclosed in Spartan Municipal's Statement of Additional Information) and no shareholder of Spartan Municipal has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF SPARTAN MUNICIPAL AND SPARTAN
AGGRESSIVE.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Aggressive;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, including "no action" positions of such federal or state authorities) deemed necessary by Spartan Municipal or Spartan Aggressive to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Spartan Municipal or Spartan Aggressive, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Spartan Municipal and Spartan Aggressive, threatened by the Commission; and
 (f) That Spartan Municipal and Spartan Aggressive shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Spartan Municipal and Spartan Aggressive that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan Aggressive and Spartan Municipal will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan Aggressive upon the transfer of all of its assets to Spartan Municipal in exchange solely for the Spartan Municipal Shares and the assumption of Spartan Aggressive's liabilities followed by the distribution of those Spartan Municipal Shares to the shareholders of Spartan Aggressive in liquidation of Spartan Aggressive;
  (iii) No gain or loss will be recognized by Spartan Municipal on the receipt of Spartan Aggressive's assets in exchange solely for the Spartan Municipal Shares and the assumption of Spartan Aggressive's liabilities;
  (iv) The basis of Spartan Aggressive's assets in the hands of Spartan Municipal will be the same as the basis of such assets in Spartan Aggressive's hands immediately prior to the Reorganization;
  (v) Spartan Municipal's holding period in the assets to be received from Spartan Aggressive will include Spartan Aggressive's holding period in such assets;
  (vi) A Spartan Aggressive shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Aggressive for the Spartan Municipal Shares in the Reorganization;
  (vii) A Spartan Aggressive shareholder's basis in the Spartan Municipal Shares to be received by him or her will be the same as his or her basis in the Spartan Aggressive shares exchanged therefor;
  (viii) A Spartan Aggressive shareholder's holding period for his or her Spartan Municipal Shares will include the holding period of Spartan Aggressive shares exchanged, provided that those Spartan Aggressive shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither Spartan Aggressive nor Spartan Municipal may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF SPARTAN MUNICIPAL AND SPARTAN AGGRESSIVE.
 (a) Spartan Municipal and Spartan Aggressive each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan Aggressive covenants that it is not acquiring the Spartan Municipal Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan Aggressive covenants that it will assist Spartan Municipal in obtaining such information as Spartan Municipal reasonably requests concerning the beneficial ownership of Spartan Aggressive's shares; and
 (d) Spartan Aggressive covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law, and after the Closing Date Spartan Aggressive will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Spartan Municipal and Spartan Aggressive may terminate this Agreement by mutual agreement. In addition, either Spartan Municipal or Spartan Aggressive may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
In the event of any such termination, there shall be no liability for damages on the part of Spartan Aggressive or Spartan Municipal, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Spartan Municipal or Spartan Aggressive; provided, however, that following the shareholders' meeting called by Spartan Aggressive pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Spartan Municipal Shares to be paid to Spartan Aggressive shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED

EXHIBIT 2
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 18, 1998 by and between Fidelity Municipal Trust, a Massachusetts business trust, on behalf of its series Spartan Insured Municipal Income Fund (Spartan Insured) and Fidelity Court Street Trust, a Massachusetts business trust, on behalf of its series Spartan Municipal Income Fund (Spartan Municipal). Fidelity Municipal Trust and Fidelity Court Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan Municipal and Spartan Insured may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Insured to Spartan Municipal solely in exchange for shares of beneficial interest in Spartan Municipal (the Spartan Municipal Shares) and the assumption by Spartan Municipal of Spartan Insured's liabilities; and (b) the constructive distribution of such shares by Spartan Insured PRO RATA to its shareholders in complete liquidation and termination of Spartan Insured in exchange for all of Spartan Insured's outstanding shares. Spartan Insured shall receive shares of Spartan Municipal having an aggregate net asset value equal to the value of the assets of Spartan Insured on the Closing Date (as defined in Section 6), which Spartan Insured shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN INSURED. Spartan Insured represents and warrants to and agrees with Spartan Municipal that:
 (a) Spartan Insured is a series of Fidelity Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan Insured (both dated February 26, 1998), previously furnished to Spartan Municipal, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Insured, threatened against Spartan Insured which assert liability on the part of Spartan Insured. Spartan Insured knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan Insured is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Insured, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Insured is a party or by which Spartan Insured is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Insured is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Insured at December 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Spartan Municipal. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan Insured has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1997 and those incurred in the ordinary course of Spartan Insured's business as an investment company since December 31, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Court Street Trust on Form N-14 relating to the shares of Spartan Municipal issuable hereunder and the proxy statement of Spartan Insured included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Insured (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Insured, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan Insured (other than this Agreement) will be terminated without liability to Spartan Insured prior to or on the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Insured of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan Insured has filed or will file all federal and state tax returns which, to the knowledge of Spartan Insured's officers, are required to be filed by Spartan Insured and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Insured's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan Insured has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan Insured are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Insured will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Spartan Municipal in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Insured will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Insured to be transferred to Spartan Municipal pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Insured's portfolio securities and any such other assets as contemplated by this Agreement, Spartan Municipal will acquire Spartan Insured's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Spartan Municipal) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Insured, and this Agreement constitutes a valid and binding obligation of Spartan Insured enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF SPARTAN MUNICIPAL. Spartan Municipal represents and warrants to and agrees with Spartan Insured that:
 (a) Spartan Municipal is a series of Fidelity Court Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Court Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan Municipal (both dated March 19, 1998), previously furnished to Spartan Insured, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Municipal, threatened against Spartan Municipal which assert liability on the part of Spartan Municipal. Spartan Municipal knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan Municipal is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Municipal, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Municipal is a party or by which Spartan Municipal is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Spartan Municipal is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Municipal at November 30, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Spartan Insured. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan Municipal has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 1997, and those incurred in the ordinary course of Spartan Municipal's business as an investment company since November 30, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Municipal of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Spartan Municipal has filed or will file all federal and state tax returns which, to the knowledge of Spartan Municipal's officers, are required to be filed by Spartan Municipal and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Municipal's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Spartan Municipal has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on November 30, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Spartan Municipal to be issued to Spartan Insured will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) by Spartan Municipal, and no shareholder of Spartan Municipal will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Municipal, and this Agreement constitutes a valid and binding obligation of Spartan Municipal enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Insured;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Spartan Municipal, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Spartan Municipal, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Spartan Municipal Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Spartan Municipal have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan Insured and to the other terms and conditions contained herein, Spartan Insured agrees to assign, sell, convey, transfer, and deliver to Spartan Municipal as of the Closing Date all of the assets of Spartan Insured of every kind and nature existing on the Closing Date. Spartan Municipal agrees in exchange therefor: (i) to assume all of Spartan Insured's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Insured the number of full and fractional shares of Spartan Municipal having an aggregate net asset value equal to the value of the assets of Spartan Insured transferred hereunder, less the value of the liabilities of Spartan Insured, determined as provided for under Section 4.
 (b) The assets of Spartan Insured to be acquired by Spartan Municipal shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Insured, and any deferred or prepaid expenses shown as an asset on the books of Spartan Insured on the Closing Date. Spartan Insured will pay or cause to be paid to Spartan Municipal any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Spartan Municipal hereunder, and Spartan Municipal will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan Insured to be assumed by Spartan Municipal shall include (except as otherwise provided for herein) all of Spartan Insured's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Insured agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Insured will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Spartan Municipal Shares in exchange for such shareholders' shares of beneficial interest in Spartan Insured and Spartan Insured will be liquidated in accordance with Spartan Insured's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Spartan Municipal's share transfer books in the names of the Spartan Insured shareholders and transferring the Spartan Municipal Shares thereto. Each Spartan Insured shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Spartan Municipal Shares due that shareholder. All outstanding Spartan Insured shares, including any represented by certificates, shall simultaneously be canceled on Spartan Insured's share transfer records. Spartan Municipal shall not issue certificates representing the Spartan Municipal Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan Insured is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Spartan Municipal Shares in a name other than that of the registered holder on Spartan Insured's books of the Spartan Insured shares constructively exchanged for the Spartan Municipal Shares shall be paid by the person to whom such Spartan Municipal Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Spartan Municipal will deliver to Spartan Insured the number of Spartan Municipal Shares having an aggregate net asset value equal to the value of the assets of Spartan Insured transferred hereunder less the liabilities of Spartan Insured, determined as provided in this Section 4.
 (c) The net asset value per share of the Spartan Municipal Shares to be delivered to Spartan Insured, the value of the assets of Spartan Insured transferred hereunder, and the value of the liabilities of Spartan Insured to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Spartan Municipal Shares shall be computed in the manner set forth in the then-current Spartan Municipal Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Insured shall be computed in the manner set forth in the then-current Spartan Insured Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Insured and Spartan Municipal.
5. FEES; EXPENSES.
 (a) Spartan Insured shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 0.55% expense cap in effect since April 1, 1997. Expenses exceeding Spartan Insured's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Spartan Municipal will be borne by Spartan Municipal, provided that they do not exceed the Fund's 0.53% expense cap in effect since October 24, 1997. Expenses exceeding Spartan Municipal's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Spartan Municipal and Spartan Insured represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on August 27, 1998, or at some other time, date, and place agreed to by Spartan Insured and Spartan Municipal (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Insured and the net asset value per share of Spartan Municipal is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN INSURED.
 (a) Spartan Insured agrees to call a meeting of its shareholders after the effective date of the Registration Statement to consider transferring its assets to Spartan Municipal as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Insured.
 (b) Spartan Insured agrees that as soon as reasonably practicable after distribution of the Spartan Municipal Shares, Spartan Insured shall be terminated as a series of Fidelity Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Insured shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF SPARTAN MUNICIPAL.
 (a) That Spartan Insured furnishes to Spartan Municipal a statement, dated as of the Closing Date, signed by an officer of Fidelity Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Insured made in this Agreement are true and correct in all material respects and that Spartan Insured has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan Insured furnishes Spartan Municipal with copies of the resolutions, certified by an officer of Fidelity Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Insured;
 (c) That, on or prior to the Closing Date, Spartan Insured will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Insured substantially all of Spartan Insured's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan Insured shall deliver to Spartan Municipal at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Insured's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan Insured's custodian shall deliver to Spartan Municipal a certificate identifying the assets of Spartan Insured held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Spartan Municipal; (ii) Spartan Insured's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan Insured's transfer agent shall deliver to Spartan Municipal at the Closing a certificate setting forth the number of shares of Spartan Insured outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan Insured calls a meeting of its shareholders to be held after the effective date of the Registration Statement to consider transferring its assets to Spartan Municipal as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Insured;
 (h) That Spartan Insured delivers to Spartan Municipal a certificate of an officer of Fidelity Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Insured's financial position since December 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Insured shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Insured or its transfer agent by Spartan Municipal or its agents shall have revealed otherwise, Spartan Insured shall have taken all actions that in the opinion of Spartan Municipal are necessary to remedy any prior failure on the part of Spartan Insured to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF SPARTAN INSURED.
 (a) That Spartan Municipal shall have executed and delivered to Spartan Insured an Assumption of Liabilities, certified by an officer of Fidelity Court Street Trust, dated as of the Closing Date pursuant to which Spartan Municipal will assume all of the liabilities of Spartan Insured existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Spartan Municipal furnishes to Spartan Insured a statement, dated as of the Closing Date, signed by an officer of Fidelity Court Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Municipal made in this Agreement are true and correct in all material respects, and Spartan Municipal has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan Insured shall have received an opinion of Kirkpatrick & Lockhart LLP. counsel to Spartan Insured and Spartan Municipal, to the effect that the Spartan Municipal Shares are duly authorized and upon delivery to Spartan Insured as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Spartan Municipal as a matter of Massachusetts law (except as disclosed in Spartan Municipal's Statement of Additional Information) and no shareholder of Spartan Municipal has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF SPARTAN MUNICIPAL AND SPARTAN
INSURED.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Insured;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, including "no action" positions of such federal or state authorities) deemed necessary by Spartan Municipal or Spartan Insured to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Spartan Municipal or Spartan Insured, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Spartan Municipal and Spartan Insured, threatened by the Commission; and
 (f) That Spartan Municipal and Spartan Insured shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Spartan Municipal and Spartan Insured that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan Insured and Spartan Municipal will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan Insured upon the transfer of all of its assets to Spartan Municipal in exchange solely for the Spartan Municipal Shares and the assumption of Spartan Insured's liabilities followed by the distribution of those Spartan Municipal Shares to the shareholders of Spartan Insured in liquidation of Spartan Insured;
  (iii) No gain or loss will be recognized by Spartan Municipal on the receipt of Spartan Insured's assets in exchange solely for the Spartan Municipal Shares and the assumption of Spartan Insured's liabilities;
  (iv) The basis of Spartan Insured's assets in the hands of Spartan Municipal will be the same as the basis of such assets in Spartan Insured's hands immediately prior to the Reorganization;
  (v) Spartan Municipal's holding period in the assets to be received from Spartan Insured will include Spartan Insured's holding period in such assets;
  (vi) A Spartan Insured shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Insured for the Spartan Municipal Shares in the Reorganization;
  (vii) A Spartan Insured shareholder's basis in the Spartan Municipal Shares to be received by him or her will be the same as his or her basis in the Spartan Insured shares exchanged therefor;
  (viii) A Spartan Insured shareholder's holding period for his or her Spartan Municipal Shares will include the holding period of Spartan Insured shares exchanged, provided that those Spartan Insured shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither Spartan Insured nor Spartan Municipal may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF SPARTAN MUNICIPAL AND SPARTAN INSURED.
 (a) Spartan Municipal and Spartan Insured each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan Insured covenants that it is not acquiring the Spartan Municipal Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan Insured covenants that it will assist Spartan Municipal in obtaining such information as Spartan Municipal reasonably requests concerning the beneficial ownership of Spartan Insured's shares; and
 (d) Spartan Insured covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law, and after the Closing Date Spartan Insured will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Spartan Municipal and Spartan Insured may terminate this Agreement by mutual agreement. In addition, either Spartan Municipal or Spartan Insured may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
In the event of any such termination, there shall be no liability for damages on the part of Spartan Insured or Spartan Municipal, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Spartan Municipal or Spartan Insured; provided, however, that following the shareholders' meeting called by Spartan Insured pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Spartan Municipal Shares to be paid to Spartan Insured shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated March 19, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
LIM/HIY-pro-0398
Each fund seeks a high level of current income free from federal income tax. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
SPARTAN(registered trademark)
MUNICIPAL
FUNDS
SPARTAN(registered trademark) INTERMEDIATE MUNICIPAL INCOME FUND (formerly Fidelity Limited Term Municipal Income Fund)
(fund number 036, trading symbol FLTMX)
SPARTAN(registered trademark) MUNICIPAL
INCOME FUND
(formerly Fidelity Municipal Income Fund)
(fund number 037, trading symbol FHIGX)
PROSPECTUS
MARCH 19, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly operating
                            expenses.

                            FINANCIAL HIGHLIGHTS A summary of
                            each fund's financial data.

                            PERFORMANCE How each fund has done
                            over time.

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS Each
                            fund's overall approach to investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and what
                            they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different ways to
                            set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money out
                            and closing your account.

                            INVESTOR SERVICES Services to help you
                            manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of purchases and redemptions.

                            EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUNDS AT A GLANCE
SPARTAN INTERMEDIATE
GOAL: High current income free from federal income tax with preservation of capital.
STRATEGY: Normally invests in investment-grade municipal securities. FMR uses the Lehman Brothers 1-17 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of December 31, 1997, the fund had over $914 million in assets.
SPARTAN MUNICIPAL
GOAL: High current income free from federal income tax.
STRATEGY: Invests normally in investment-grade municipal securities. FMR uses the Lehman Brothers Municipal Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of November 30, 1997, the fund had over $2.3 billion in assets.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax. Each fund's level of risk and potential reward depends on the quality and maturity of its investments. You should consider your investment objective and tolerance for risk when making an investment decision. THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. The funds in this
prospectus are in the INCOME
category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan. EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases              None
and reinvested distributions

Deferred sales charge on redemptions   None

Annual account maintenance fee         $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.
SPARTAN INTERMEDIATE
Management fee (after reimbursement)   0.36%

12b-1 fee                              None

Other expenses                         0.17%

Total fund operating expenses          0.53%
(after reimbursement)

SPARTAN MUNICIPAL
Management fee (after reimbursement)   0.37%

12b-1 fee                              None

Other expenses                         0.16%

Total fund operating expenses          0.53%
(after reimbursement)












UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
each fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain expenses
directly.
(checkmark)
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SPARTAN INTERMEDIATE
1 year     $ 5

3 years    $ 17

5 years    $ 30

10 years   $ 66

SPARTAN MUNICIPAL
1 year     $ 5

3 years    $ 17

5 years    $ 30

10 years   $ 66

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective March 20, 1998 and October 24, 1997, FMR has voluntarily agreed to reimburse each of Spartan Intermediate Municipal Income and Spartan Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.53% of its average net assets through December 31, 1999. If these agreements were not in effect, the management fee, other expenses, and total operating expenses for Spartan Intermediate Municipal Income and Spartan Municipal Income would have been 0.38%, 0.17%, and 0.55% and 0.39%, 0.16%, and 0.55%, respectively.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND



Selected Per-Share Data and Ratios

Years ended December
31                     1997      1996      1995      1994       1993A     1992      1991      1990      1989      1988

Net asset value,       $ 9.700   $ 9.800   $ 8.990   $ 9.990    $ 9.600   $ 9.520   $ 9.270   $ 9.310   $ 9.230   $ 9.100
beginning of period

Income from Investment .485      .488      .497      .512       .516      .573      .603      .615      .617      .600
Operations
 Net interest income

 Net realized and
unrealized              .290      (.069)    .810      (.980)     .630      .180      .400      .010      .080      .130
 gain (loss)

 Total from investment  .775      .419      1.307     (.468)     1.146     .753      1.003     .625      .697      .730
 operations

Less Distributions      (.485)    (.488)    (.497)    (.512)     (.516)    (.573)    (.603)    (.615)    (.617)    (.600)
 From net interest income

 From net realized gain (.050)    (.031)    --        (.010)     (.220)    (.100)    (.150)    (.050)    --        --

 In excess of net
realized gain           --        --        --        (.010)     (.020)    --        --        --        --        --

 Total distributions    (.535)    (.519)    (.497)    (.532)     (.756)    (.673)    (.753)    (.665)    (.617)    (.600)

Net asset value, end
of period              $ 9.940   $ 9.700   $ 9.800   $ 8.990    $ 9.990   $ 9.600   $ 9.520   $ 9.270   $ 9.310   $ 9.230

Total returnC           8.23%     4.43%     14.84%    (4.76)%    12.24%    8.17%     11.19%    6.97%     7.83%     8.22%

Net assets, end of
period                 $ 915     $ 904     $ 943     $ 878      $ 1,199   $ 976     $ 696     $ 468     $ 442     $ 441
(In millions)

Ratio of expenses to    .55%      .56%      .57%      .56%       .57%      .64%      .68%      .67%      .66%B     .67%
average net assets

Ratio of net interest
income to               4.97%     5.06%     5.25%     5.42%      5.19%     5.94%     6.41%     6.63%     6.70%     6.51%
average net assets

Portfolio turnover rate 22%       27%       31%       30%        111%      50%       42%       72%       55%       30%


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
SPARTAN MUNICIPAL INCOME FUND



Selected Per-Share Data and Ratios

Years ended
November 30   1997       1996       1995       1994A      1993       1992       1991       1990       1989       1988

Net asset
value,        $ 12.430   $ 12.300   $ 11.040   $ 13.230   $ 12.720   $ 12.690   $ 12.610   $ 12.800   $ 12.210   $ 11.750
beginning of period

Income from
Investment    .607       .648B      .677       .755       .764       .811       .845       .857       .893       .901
Operations
 Net interest income

 Net realized
and            .235       .109       1.260      (1.690)    .700       .190       .310       .200       .600       .460
 unrealized gain (loss)

 Total from
investment     .842       .757       1.937      (.935)     1.464      1.001      1.155      1.057      1.493      1.361
 operations

Less
Distributions  (.632)B    (.623)     (.677)     (.755)     (.764)     (.811)     (.845)     (.857)     (.893)     (.901)
 From net interest income

 From net realized
gain           (.030)     (.004)     --         (.500)     (.190)     (.160)     (.230)     (.390)     (.010)     --

 Total
distributions  (.662)     (.627)     (.677)     (1.255)    (.954)     (.971)     (1.075)    (1.247)    (.903)     (.901)

Net asset
value,        $ 12.610   $ 12.430   $ 12.300   $ 11.040   $ 13.230   $ 12.720   $ 12.690   $ 12.610   $ 12.800   $ 12.210
end of period

Total return   7.02%      6.39%      17.95%     (7.74)%    11.92%     8.21%      9.62%      8.91%      12.60%     11.93%

Net assets,
end of period $ 2,320    $ 1,837    $ 1,801    $ 1,693    $ 2,128    $ 2,075    $ 1,997    $ 1,784    $ 1,738    $ 1,574
(In millions)

Ratio of
expenses to   .55%       .56%       .57%       .56%       .56%       .57%       .56%       .57%       .58%       .60%
average net assets

Ratio of net
interest
income         4.92%      5.32%      5.69%      6.21%      5.85%      6.40%      6.72%      6.96%      7.10%      7.48%
to average net assets

Portfolio turnover
rate          31%C       53%        50%        48%        53%        47%        44%        58%        71%        47%


D EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results. Spartan Intermediate Municipal Income's fiscal year runs from January 1 through December 31. Spartan Municipal Income's fiscal year runs from December 1 through November 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance .
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past 1    Past 5    Past 10
December 31, 1997      year      years     years

Spartan Intermediate     8.23%    6.77%    7.61%

Lehman Bros. 1-17 Year Muni. Bond Index    8.14%    n/a    n/a

Lipper Intermediate Muni. Debt Funds Avg.    7.16%    6.12%    7.09%

CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past 1    Past 5    Past 10
December 31, 1997      year      years     years

Spartan Intermediate    8.23%    38.76%    108.29%

Lehman Bros. 1-17 Year Muni. Bond Index    8.14%    n/a    n/a

Lipper Intermediate Muni. Debt Funds Avg.    7.16%    34.65%    98.63%

AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past 1    Past 5    Past 10
November 30, 1997      year      years     years

Spartan Municipal    7.02%    6.75%    8.48%

Lehman Bros. Muni. Bond Index    7.17%    7.27%    8.58%

Lipper Gen. Muni. Debt Funds Average    6.88%    6.74%    8.24%

CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past 1    Past 5    Past 10
November 30, 1997      year      years     years

Spartan Municipal    7.02%    38.65%    125.76%

Lehman Bros. Muni. Bond Index    7.17%    42.01%    127.83%

Lipper Gen. Muni. Debt Funds Average    6.88%    38.65%    121.13%

If FMR had not reimbursed certain fund expenses during these periods, yields and total returns would have been lower.




UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a recent
period. 30-day yields are
usually used for bond funds.
Yields change daily, reflecting
changes in interest rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions and
any change in a fund's share
price.
(checkmark)
EXPLANATION OF TERMS
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
SPARTAN MUNICIPAL INCOME 12.22% 11.39% 8.47% 10.18% 8.36% 13.11%
-7.45% 16.18% 4.94% 9.23%
Lipper General Municipal
Debt Funds Average 11.53% 9.65% 6.05% 12.09% 8.79% 12.47% -6.50%
16.84% 3.30% 9.11%
Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54%
3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 12.22
Row: 2, Col: 1, Value: 11.39
Row: 3, Col: 1, Value: 8.470000000000001
Row: 4, Col: 1, Value: 10.18
Row: 5, Col: 1, Value: 8.360000000000001
Row: 6, Col: 1, Value: 13.11
Row: 7, Col: 1, Value: -7.45
Row: 8, Col: 1, Value: 16.18
Row: 9, Col: 1, Value: 4.94
Row: 10, Col: 1, Value: 9.229999999999999
(LARGE SOLID BOX) Spartan Municipal
Income
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
SPARTAN INTERMEDIATE
MUNICIPAL INCOME 8.22% 7.83% 6.97% 11.19% 8.17% 12.24% -4.76% 14.84%
4.43% 8.23%
Lipper Intermediate Municipal
Debt Funds Average 7.57% 8.26% 6.59% 10.52% 7.80% 10.18% -3.51% 12.89%
3.70% 7.16%
Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54%
3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 8.219999999999999
Row: 2, Col: 1, Value: 7.83
Row: 3, Col: 1, Value: 6.970000000000001
Row: 4, Col: 1, Value: 11.19
Row: 5, Col: 1, Value: 8.17
Row: 6, Col: 1, Value: 12.24
Row: 7, Col: 1, Value: -4.76
Row: 8, Col: 1, Value: 14.84
Row: 9, Col: 1, Value: 4.430000000000001
Row: 10, Col: 1, Value: 8.229999999999999
(LARGE SOLID BOX) Spartan
Intermediate
Municipal Income
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year.
LEHMAN BROTHERS 1-17 YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper Intermediate Municipal Debt Funds Average and Lipper General Municipal Debt Funds Average for Spartan Intermediate Municipal Income and Spartan Municipal Income, respectively. As of December 31, 1997 and November 30, 1997, the averages reflected the performance of 140 and 232 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Spartan Intermediate Municipal Income is a diversified fund of Fidelity School Street Trust, and Spartan Municipal Income is a diversified fund of Fidelity Court Street Trust. Both trusts are open-end management investment companies. Fidelity School Street Trust was organized as a Massachusetts business trust on September 10, 1976. Fidelity Court Street Trust was organized as a Massachusetts business trust on April 21, 1977. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.
Norm Lind is Vice President and manager of Spartan Intermediate Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
George Fischer is Vice President and manager of Spartan Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders. The credit quality of many municipal securities is enhanced by insurance guaranteeing the timely payment of interest and repayment of principal. Due to the relatively small number of municipal insurers, changes in the financial condition of an individual municipal insurance provider may affect the municipal market as a whole.
FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index which is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund invests. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. SPARTAN INTERMEDIATE MUNICIPAL INCOME seeks high current income that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. The benchmark index for the fund is the Lehman Brothers 1-17 Year Municipal Bond Index, a benchmark of investment-grade municipal bonds with maturities between one and 17 years. FMR manages the fund to have similar overall interest rate risk to the Index. As of December 31, 1997, the dollar-weighted average maturity of the fund and the Index was approximately 8.0 and 8.5 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years.
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME seeks high current income that is free from federal income tax by investing in investment-grade municipal securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Municipal Bond Index, a benchmark of investment-grade municipal bonds with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the Index. As of November 30, 1997, the dollar-weighted average maturity of the fund and the Index was approximately 12.6 and 14.0 years, respectively.
FMR normally invests so that at least 80% of the fund's income is free from federal income tax.
FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
FMR may use various techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Spartan Intermediate Municipal Income invests only in investment-grade securities.
Spartan Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds").
A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged by FMR to be of equivalent quality.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, often making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, a fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN INTERMEDIATE MUNICIPAL INCOME seeks the highest level of income exempt from federal income tax that can be obtained, consistent with the preservation of capital, from a diversified portfolio of investment-grade obligations. The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME seeks to provide a high current yield exempt from federal income tax. The fund will normally invest so that at least 80% of its income is exempt from federal income tax.
With respect to 75% of its total assets, a fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month.
Spartan Intermediate Municipal Income's fee is calculated at an annual rate of 0.10% of the fund's average net assets plus 5% of gross income.
For Spartan Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets and dividing by twelve. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For November 1997, the group fee rate was 0.1376%. The individual fund fee rate is 0.25% for Spartan Municipal Income.
FMR has voluntarily agreed to limit each fund's total operating expenses to an annual rate of 0.53% of average net assets. These agreements will continue until December 31, 1999.
The total management fee for Spartan Intermediate Municipal Income for the fiscal year ended December 1997 was 0.38% of the fund's average net assets. The total management fee for Spartan Municipal Income for the fiscal year ended November 1997 was 0.39% of the fund's average net assets.
Beginning January 1, 1999, FIMM will have primary responsibility for managing the funds' investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by each fund.
For the fiscal year ended December 1997 or November 1997, as applicable, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                                        Transfer Agency and
                                        Pricing and Bookkeeping
                                        Fees Paid by Fund

Spartan Intermediate Municipal Income   0.16%

Spartan Municipal Income                0.14%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
For the fiscal year ended December 1997 or November 1997, the portfolio turnover rates for Spartan Intermediate Municipal Income and Spartan Municipal Income were 22% and 31%, respectively. These rates vary from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* 500
MINIMUM BALANCE $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
These minimums may vary for investments through a Fidelity Portfolio Advisory Services account in either fund or a Fidelity Payroll
Deduction Program account in Spartan Intermediate Municipal Income. Refer to the program materials for details.

                                  TO OPEN                                       TO ADD TO
                                  AN                                            AN
                                  ACCOUNT                                       ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)                   (SMALL SOLID BULLET) EXCHANGE FROM            (SMALL SOLID BULLET) EXCHANGE
                                  ANOTHER FIDELITY                              FROM ANOTHER
                                  FUND ACCOUNT                                  FIDELITY FUND
                                  WITH THE SAME                                 ACCOUNT WITH
                                  REGISTRATION,                                 THE SAME
                                  INCLUDING NAME,                               REGISTRATION,
                                  ADDRESS, AND                                  INCLUDING
                                  TAXPAYER ID                                   NAME,
                                  NUMBER.                                       ADDRESS, AND
                                                                                TAXPAYER ID
                                                                                NUMBER.
                                                                                (SMALL SOLID BULLET) USE FIDELITY
                                                                                MONEY LINE
                                                                                TO TRANSFER
                                                                                FROM YOUR
                                                                                BANK
                                                                                ACCOUNT. CALL
                                                                                BEFORE YOUR
                                                                                FIRST USE TO
                                                                                VERIFY THAT
                                                                                THIS SERVICE IS
                                                                                IN PLACE ON
                                                                                YOUR ACCOUNT.
                                                                                MAXIMUM
                                                                                MONEY LINE:
                                                                                UP TO
                                                                                $100,000.

MAIL (MAIL_GRAPHIC)                    (SMALL SOLID BULLET) COMPLETE AND            (SMALL SOLID BULLET) MAKE YOUR
                                       SIGN THE                                     CHECK PAYABLE
                                       APPLICATION.                                 TO THE
                                       MAKE YOUR                                    COMPLETE
                                       CHECK PAYABLE                                NAME OF THE
                                       TO THE COMPLETE                              FUND. INDICATE
                                       NAME OF THE                                  YOUR FUND
                                       FUND. MAIL TO                                ACCOUNT
                                       THE ADDRESS                                  NUMBER ON
                                       INDICATED ON THE                             YOUR CHECK
                                       APPLICATION.                                 AND MAIL TO
                                                                                    THE ADDRESS
                                                                                    PRINTED ON
                                                                                    YOUR ACCOUNT
                                                                                    STATEMENT.
                                                                                    (SMALL SOLID BULLET) EXCHANGE BY
                                                                                    MAIL: CALL
                                                                                    1-800-544-66
                                                                                    66 FOR
                                                                                    INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)              (SMALL SOLID BULLET) BRING YOUR              (SMALL SOLID BULLET) BRING YOUR
                                      APPLICATION AND                              CHECK TO A
                                      CHECK TO A                                   FIDELITY
                                      FIDELITY INVESTOR                            INVESTOR
                                      CENTER. CALL                                 CENTER. CALL
                                      1-800-544-97                                 1-800-544-97
                                      97 FOR THE                                   97 FOR THE
                                      CENTER NEAREST                               CENTER NEAREST
                                      YOU.                                         YOU.

WIRE (WIRE_GRAPHIC)                  (SMALL SOLID BULLET) CALL                    (SMALL SOLID BULLET) WIRE TO:
                                     1-800-544-777                                BANKERS TRUST
                                     7 TO SET UP YOUR                             COMPANY,
                                      ACCOUNT AND TO                               BANK ROUTING
                                      ARRANGE A WIRE                               #02100103
                                      TRANSACTION.                                 3,
                                      (SMALL SOLID BULLET) WIRE WITHIN 24          ACCOUNT
                                      HOURS TO:                                   #00163053.
                                      BANKERS TRUST                                SPECIFY THE
                                      COMPANY,                                    COMPLETE
                                      BANK ROUTING                                 NAME OF THE
                                      #021001033,                                 FUND AND
                                      ACCOUNT                                      INCLUDE YOUR
                                      #00163053.                                  ACCOUNT
                                      SPECIFY THE                                  NUMBER AND
                                      COMPLETE NAME                                YOUR NAME.
                                      OF THE FUND AND
                                      INCLUDE YOUR
                                      NEW ACCOUNT
                                      NUMBER AND
                                      YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)     (SMALL SOLID BULLET) NOT AVAILABLE.          (SMALL SOLID BULLET) USE FIDELITY
                                                                                    AUTOMATIC
                                                                                    ACCOUNT
                                                                                    BUILDER. SIGN
                                                                                    UP FOR THIS
                                                                                    SERVICE WHEN
                                                                                    OPENING YOUR
                                                                                    ACCOUNT, OR
                                                                                    CALL
                                                                                    1-800-544-6
                                                                                    666 TO ADD
                                                                                    IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


PHONE 1-800-544-777 (PHONE_GRAPHIC)              ALL ACCOUNT TYPES           (SMALL SOLID BULLET) MAXIMUM
                                                                             CHECK REQUEST:
                                                                             $100,000.
                                                                             (SMALL SOLID BULLET) FOR MONEY
                                                                             LINE TRANSFERS
                                                                             TO YOUR BANK
                                                                             ACCOUNT;
                                                                             MINIMUM:
                                                                             $10;
                                                                             MAXIMUM: UP
                                                                             TO $100,000.
                                                                             (SMALL SOLID BULLET) YOU MAY
                                                                             EXCHANGE TO
                                                                             OTHER FIDELITY
                                                                             FUNDS IF BOTH
                                                                             ACCOUNTS ARE
                                                                             REGISTERED WITH
                                                                             THE SAME
                                                                             NAME(S),
                                                                             ADDRESS, AND
                                                                             TAXPAYER ID
                                                                             NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL, JOINT           (SMALL SOLID BULLET) THE LETTER OF
                                                 TENANT,                     INSTRUCTION
                                                 SOLE PROPRIETORSHI          MUST BE
                                                 P, UGMA, UTMA               SIGNED BY ALL
                                                 TRUST                       PERSONS
                                                                             REQUIRED TO
                                                                             SIGN FOR
                                                                             TRANSACTIONS,
                                                 BUSINESS OR                 EXACTLY AS
                                                 ORGANIZATION                THEIR NAMES
                                                                             APPEAR ON THE
                                                                             ACCOUNT.
                                                                             (SMALL SOLID BULLET) THE TRUSTEE
                                                                             MUST SIGN THE
                                                 EXECUTOR,                   LETTER INDICATING
                                                 ADMINISTRATOR,              CAPACITY AS
                                                 CONSERVATOR,                TRUSTEE. IF THE
                                                 GUARDIAN                    TRUSTEE'S NAME
                                                                             IS NOT IN THE
                                                                             ACCOUNT
                                                                             REGISTRATION,
                                                                             PROVIDE A COPY
                                                                             OF THE TRUST
                                                                             DOCUMENT
                                                                             CERTIFIED WITHIN
                                                                             THE LAST 60
                                                                             DAYS.
                                                                             (SMALL SOLID BULLET) AT LEAST ONE
                                                                             PERSON
                                                                             AUTHORIZED BY
                                                                             CORPORATE
                                                                             RESOLUTION TO
                                                                             ACT ON THE
                                                                             ACCOUNT MUST
                                                                             SIGN THE LETTER.
                                                                             (SMALL SOLID BULLET) INCLUDE A
                                                                             CORPORATE
                                                                             RESOLUTION WITH
                                                                             CORPORATE SEAL
                                                                             OR A SIGNATURE
                                                                             GUARANTEE.
                                                                             (SMALL SOLID BULLET) CALL
                                                                             1-800-544-66
                                                                             66 FOR
                                                                             INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MUST SIGN
                                                                             UP FOR THE WIRE
                                                                             FEATURE BEFORE
                                                                             USING IT. TO
                                                                             VERIFY THAT IT IS
                                                                             IN PLACE, CALL
                                                                             1-800-544-66
                                                                             66. MINIMUM
                                                                             WIRE: $5,000.
                                                                             (SMALL SOLID BULLET) YOUR WIRE
                                                                             REDEMPTION
                                                                             REQUEST MUST
                                                                             BE RECEIVED IN
                                                                             PROPER FORM BY
                                                                             FIDELITY BEFORE
                                                                             4:00 P.M.
                                                                             EASTERN TIME
                                                                             FOR MONEY TO
                                                                             BE WIRED ON
                                                                             THE NEXT
                                                                             BUSINESS DAY.

CHECK (CHECK_GRAPHIC)                               ALL ACCOUNT TYPES          (SMALL SOLID BULLET) MINIMUM
                                                                                CHECK:
                                                                                $1,000.
                                                                                (SMALL SOLID BULLET) ALL ACCOUNT
                                                                                OWNERS MUST
                                                                                SIGN A
                                                                                SIGNATURE CARD
                                                                                TO RECEIVE A
                                                                                CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$500      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$500      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$500      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in February and December for Spartan Intermediate Municipal Income and in January and December for Spartan Municipal Income.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of a fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of your fund's income from each state to help you calculate your taxes.
During the fiscal year ended December 1997, 100% of Spartan Intermediate Municipal Income's income dividends was free from federal income tax and 3.13% of the fund's income dividends were subject to the federal alternative minimum tax. During the fiscal year ended November 1997, 100% of Spartan Municipal Income's income dividends was free from federal income tax and 14.43% of the fund's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 1.50% of the amount exchanged. Check each fund's prospectus for details.
This prospectus is printed on recycled paper using soy-based inks. Spartan Aggressive Municipal Fund
Spartan Insured Municipal Income Fund
(Funds of Fidelity Municipal Trust)
Spartan Municipal Income Fund
(A Fund of Fidelity Court Street Trust)
FORM N-14
STATEMENT OF ADDITIONAL INFORMATION
May 18, 1998

This Statement of Additional Information, relates to the proposed reorganization whereby Spartan Municipal Income Fund (Spartan Municipal), a fund of Fidelity Court Street Trust, would acquire all of the assets of Spartan Aggressive Municipal Fund (Spartan Aggressive) and Spartan Insured Municipal Income Fund (Spartan Insured), funds of Fidelity Municipal Trust, and assume all of Spartan Aggressive's and Spartan Insured's liabilities in exchange solely for shares of beneficial interest in Spartan Municipal.
This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:
 1. The Statement of Additional Information of Spartan Municipal dated March 19, 1998, which was previously filed via EDGAR (Accession No. 0000205323-98-000012).
 2. The Prospectus and Statement of Additional Information of Spartan Aggressive and Spartan Insured dated February 26, 1998, which were previously filed via EDGAR (Accession No. 0000035373-98-000004).
 3. The Financial Statements included in the Annual Report of Spartan Municipal for the fiscal year ended November 30, 1997, which was previously filed via EDGAR (Accession No. 0000722574-98-000030).
 4. The Financial Statements included in the Annual Report of Spartan Aggressive for the fiscal year ended December 31, 1997, which was previously filed via EDGAR (Accession No. 0000356494-98-000027).
 5. The Financial Statements included in the Annual Report of Spartan Insured for the fiscal year ended December 31, 1997, which was previously filed via EDGAR (Accession No. 0000356494-98-000027).
 6. The Pro Forma Financial Statements for Spartan Aggressive, Spartan Insured and Spartan Municipal for the period ended November 30, 1997. This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated May 18, 1998, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.
PART C. OTHER INFORMATION
Item 15. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 16. Exhibits
(1) Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 55.
(2) Bylaws of the Trust are incorporated herein by reference to
Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(3) Not applicable.
(4)(a) Agreement and Plan of Reorganization between Fidelity Municipal
Trust: Spartan Aggressive Municipal Fund and Fidelity Court Street
Trust: Spartan Municipal Income Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.
    (b) Agreement and Plan of Reorganization between Fidelity Municipal Trust: Spartan Insured Municipal Income Fund and Fidelity Court Street Trust: Spartan Municipal Income Fund is filed herein as
Exhibit 2 to the Proxy Statement and Prospectus.
(5) ARTICLE VIII of the Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No.55.
(6)(a) Management Contract between Fidelity High Yield Tax-Free Portfolio (currently known as Spartan Municipal Income Fund) and Fidelity Management & Research Company, dated December 1, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 54.
    (b) Management Contract between Spartan Florida Municipal Income Portfolio (currently known as Spartan Florida Municipal Income Fund) and Fidelity Management & Research Company, dated February 20, 1992, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 53.
 (c) Management Contract between Spartan New Jersey Municipal High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Management & Research Company, dated January 1, 1992, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 54.
 (d) Management Contract between Spartan Connecticut Municipal High Yield Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Management & Research Company, dated January 1, 1992, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 55.
(7)(a) General Distribution Agreement between Fidelity High Yield Municipals (currently known as Spartan Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 54.
 (b) General Distribution Agreement between Fidelity New Jersey Tax-Free High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Distributors Corporation, dated August 10, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 54.
 (c) General Distribution Agreement between Fidelity Connecticut Tax-Free Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Distributors Corporation, dated October 15, 1987, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 55.
 (d) Amendment to the General Distribution Agreement between Fidelity High Yield Municipals (currently known as Spartan Municipal Income
Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 54.
 (e) Amendment to the General Distribution Agreement between Fidelity New Jersey Tax-Free High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 54.
 (f) Amendment to the General Distribution Agreement between Fidelity Connecticut Municipal High Yield Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 55.
 (g) General Distribution Agreement between Spartan Florida Municipal Income Portfolio (currently known as Spartan Florida Municipal Income
Fund) and Fidelity Distributors Corporation, dated February 20, 1992, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 53.
 (h) Amendments to the General Distribution Agreement between Fidelity Court Street Trust on behalf of Spartan New Jersey Municipal Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 61.
 (i) Amendments to the General Distribution Agreement between Fidelity Court Street Trust on behalf of Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 61.
(8 )(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(9)(a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
 (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17 (File No. 33-43986).
(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income Fund (currently known as Spartan Municipal Income Fund) is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 67.
 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan New Jersey Municipal Income Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 67.
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Connecticut Municipal Income Fund is incorporated herein by reference as Exhibit 15(c) of Post-Effective Amendment No. 67.
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Florida Municipal Income Fund is incorporated herein by reference as
Exhibit 15(d) of Post-Effective Amendment No. 67.
(11) Opinion and consent of counsel (K&L) as to the legality of shares being registered is filed herein as Exhibit 11.
(12)(a) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Spartan Aggressive Municipal Fund is filed herein as Exhibit 12(a).
 (b) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Spartan Insured Municipal Income Fund is filed herein as Exhibit 12(b).
(13) Not applicable.
(14) Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit
14.
(15) Pro forma Financial Statements for the period ending November 30, 1997, are filed herein as Exhibit 15
(16) Powers of Attorney, dated December 19, 1996, March 6, 1997, and July 17, 1997 are filed herein as Exhibit 16.
(17) Not applicable
Item 17. Undertakings
 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 1st day of April 1998.
      Fidelity Court Street Trust
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           April 1, 1998

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       April 1, 1998

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         April 1, 1998

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         April 1, 1998

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         April 1, 1998

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         April 1, 1998

Robert M. Gates



/s/E. Bradley Jones            *    Trustee                         April 1, 1998

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         April 1, 1998

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         April 1, 1998

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         April 1, 1998

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         April 1, 1998

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         April 1, 1998

Gerald C. McDonough



/s/Thomas R. Williams      *        Trustee                         April 1, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.